                                                                   Exhibit 10.34

                   AMICAS, INC. 401(k) RETIREMENT SAVINGS PLAN

                                 by and between

                                  AMICAS, INC.

                                       and

                          PRUDENTIAL BANK & TRUST, FSB

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                         PRUDENTIAL RETIREMENT SERVICES
                           NONSTANDARDIZED 401(K) PLAN

By executing this 401(k) plan Adoption Agreement (the "Agreement") under the Prudential Retirement Services Prototype Plan, the Employer agrees to establish or continue a 401(k) plan for its Employees. The 401(k) plan adopted by the Employer consists of the Basic Plan Document #01 (the "BPD") and the elections made under this Agreement (collectively referred to as the "Plan"). A Related Employer may jointly co-sponsor the Plan by signing a Co-Sponsor Adoption Page, which is attached to this Agreement. (See Section 22.164 of the BPD for the definition of a Related Employer.) THIS PLAN IS EFFECTIVE AS OF THE EFFECTIVE DATE IDENTIFIED ON THE SIGNATURE PAGE OF THIS AGREEMENT.

     1.        EMPLOYER INFORMATION

          a.   NAME AND ADDRESS OF EMPLOYER EXECUTING THE SIGNATURE PAGE OF THIS
               AGREEMENT: AMICAS, Inc. 20 Guest Street, Suite 200 Boston, Massachusetts 02135-2040

          b.   EMPLOYER IDENTIFICATION NUMBER (EIN) FOR THE EMPLOYER: 59-2248411

          c.   BUSINESS ENTITY OF EMPLOYER (optional): _________________________

               [X]  (1)  C-Corporation

               [ ]  (2)  S-Corporation

               [ ]  (3)  Limited Liability Corporation

               [ ]  (4)  Sole Proprietorship

               [ ]  (5)  Partnership

               [ ]  (6)  Limited Liability Partnership

               [ ]  (7)  Government

               [ ]  (8)  Other __________

          d.   LAST DAY OF EMPLOYER'S TAXABLE YEAR (optional):

          e.   DOES THE EMPLOYER HAVE ANY RELATED EMPLOYERS (as defined in
               Section 22.164 of the BPD)?

               [X]  (1)  Yes

               [ ]  (2)  No

          f.   IF E. IS YES, LIST THE RELATED EMPLOYERS (optional):

               AMICAS PACS, Corp.

               [NOTE: This Plan will cover Employees of a Related Employer only if such Related Employer executes a Co-Sponsor Adoption Page. Failure to cover the Employees of a Related Employer may result in a violation of the minimum coverage rules under Code
               Section 410(b). See Section 1.3 of the BPD.]

     2.        PLAN INFORMATION

          a.   NAME OF PLAN: AMICAS, Inc. 401(k) Retirement Savings Plan

          b. PLAN NUMBER (as identified on the Form 5500 series filing for the Plan): 001

          c.   TRUST IDENTIFICATION NUMBER (optional): _________________________

          d. PLAN YEAR: [Check (1) or (2). Selection (3) may be selected in addition to (1) or (2) to identify a Short Plan Year.]

               [X]  (1)  The calendar year.

               [ ]  (2)  The 12-consecutive month period ending _____.

               [ ]  (3)  The Plan has a Short Plan Year beginning _____ and ending _____.

     3.        TYPES OF CONTRIBUTIONS

               The following types of contributions are authorized under this Plan. The selections made below should correspond with the selections made under Parts 4A, 4B, 4C, 4D and 4E of this Agreement.

               [X]  a.   SECTION 401(K) DEFERRALS (see Part 4A).

               [X]  b.   EMPLOYER MATCHING CONTRIBUTIONS (see Part 4B).

               [X]  c.   EMPLOYER NONELECTIVE CONTRIBUTIONS (see Part 4C).

               [ ]  d.   EMPLOYEE AFTER-TAX CONTRIBUTIONS (see Part 4D).

               [ ]  e.   SAFE HARBOR MATCHING CONTRIBUTIONS (see Part 4E, #27).

               [ ]  f.   SAFE HARBOR NONELECTIVE CONTRIBUTIONS (see Part 4E,
                         #28).

               [ ]  g.   NONE. This Plan is a frozen Plan effective _____ (see
                         Section 2.1(d) of the BPD).

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                         PART 1 - ELIGIBILITY CONDITIONS

                           (See Article 1 of the BPD)

     4. EXCLUDED EMPLOYEES. [Check a. or any combination of b. - f. for those contributions the Employer elects to make under Part 4 of this Agreement. See Section 1.2 of the BPD for rules regarding the determination of Excluded Employees for Employee After-Tax Contributions, QNECs, QMACs and Safe Harbor Contributions.]

                  (1)
                SECTION       (2)          (3)
                 401(K)    EMPLOYER     EMPLOYER
               DEFERRALS     MATCH    NONELECTIVE
               ---------   --------   -----------
          a.      [ ]         [ ]         [ ]       No excluded categories of Employees.

          b.      [X]         [X]         [X]       Union Employees (see Section 22.202 of
                                                    the BPD).

          c.      [X]         [X]         [X]       Nonresident Alien Employees (see
                                                    Section 22.124 of the BPD).

          d.      [X]         [X]         [X]       Leased Employees (see Section 1.2(b)
                                                    of the BPD).

          e.      [ ]         [ ]         [ ]       Highly Compensated Employees (see
                                                    Section 22.99 of the BPD).

          f.      [ ]         [ ]         [ ]       (Describe Excluded Employees):

                                                    ________________________________

     5. MINIMUM AGE AND SERVICE CONDITIONS FOR BECOMING AN ELIGIBLE PARTICIPANT. [Check a. or check b. and/or any one of c. - e. for those contributions the Employer elects to make under Part 4 of this Agreement. Selection f. may be checked instead of or in addition to any selections under b. - e. See Section 1.4 of the BPD for the application of the minimum age and service conditions for purposes of Employee After - Tax Contributions, QNECs, QMACs and Safe Harbor Contributions. See Part 7 of this Agreement for special service crediting rules.]


                  (1)
                SECTION      (2)         (3)
                 401(K)    EMPLOYER     EMPLOYER
               DEFERRALS     MATCH    NONELECTIVE
               ---------   --------   -----------
          a.      [ ]         [ ]         [ ]       None (conditions are met on Employment
                                                    Commencement Date).

          b.      [X]         [X]         [X]       Age 21 (cannot exceed age 21).

          c.      [ ]         [ ]         [ ]       One Year of Service.

          d.      [ ]         [ ]         [ ]       _____ consecutive months (not more
                                                    than 12) during which the Employee
                                                    completes at least _____ Hours of
                                                    Service (cannot exceed 1,000). If an
                                                    Employee does not satisfy this
                                                    requirement in the first designated
                                                    period of months following his/her
                                                    Employment Commencement Date, such
                                                    Employee will be deemed to satisfy
                                                    this condition upon completing a Year
                                                    of Service (as defined in Section
                                                    1.4(b) of the BPD).

          e.      N/A         [ ]         [ ]       Two Years of Service. [Full and
                                                    immediate vesting must be selected
                                                    under Part 6 of this Agreement.]

          f.      [ ]         [ ]         [ ]       (Describe eligibility conditions):

                                                    ________________________________

                                                    [NOTE: Any conditions provided under
                                                    f. must be described in a manner that
                                                    precludes Employer discretion and must
                                                    satisfy the nondiscrimination
                                                    requirements of Section 1.401(a)(4) of
                                                    the regulations, and may not cause the
                                                    Plan to violate the provisions of Code
                                                    Section 410(a).]

[ ]  6.        DUAL ELIGIBILITY. Any Employee (other than an Excluded Employee)
               who is employed on the date designated under a. or b. below, as applicable, is deemed to be an Eligible Participant as of the later of the date identified under this #6 or the Effective Date of this Plan, without regard to any Entry Date selected under
               Part 2. See Section 1.4(d)(2) of the BPD. [NOTE: If this #6 is checked, also check a. or b. If this #6 is not checked, the provisions of Section 1.4(d)(1) of the BPD apply.]

               [ ]  a.   The Effective Date of this Plan.

               [ ]  b.   (Identify date)________________________________________

               [NOTE: Any date specified under b. may not cause the Plan to violate the provisions of Code Section 410(a). See Section 1.4 of the BPD.]

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                     PART 2 - COMMENCEMENT OF PARTICIPATION

                          (See Section 1.5 of the BPD)

     7. ENTRY DATE UPON WHICH PARTICIPATION BEGINS AFTER COMPLETING MINIMUM AGE AND SERVICE CONDITIONS UNDER PART 1, #5 ABOVE. [Check one of a. - e. for those contributions the Employer elects to make under Part 4 of this Agreement. See Section 1.5 of the BPD for determining the Entry Date applicable to Employee After-Tax Contributions, QNECs, QMACs and Safe Harbor Contributions.]

                  (1)
                SECTION       (2)         (3)
                 401(K)    EMPLOYER     EMPLOYER
               DEFERRALS     MATCH    NONELECTIVE
               ---------   --------   -----------
          a.      [ ]         [ ]         [ ]       The next following Entry Date (as
                                                    defined in #8 below).

          b.      [X]         [X]         [X]       The Entry Date (as defined in #8
                                                    below) coinciding with or next
                                                    following the completion of the age
                                                    and service conditions.

          c.      N/A        [N/A]       [N/A]      The nearest Entry Date (as defined in
                                                    #8 below).

          d.      N/A        [N/A]       [N/A]      The preceding Entry Date (as defined
                                                    in #8 below).

          e.      [ ]         [ ]         [ ]       The date the age and service
                                                    conditions are satisfied. [Also check
                                                    #8.e. below for the same type of
                                                    contribution(s) checked here.]

     8. DEFINITION OF ENTRY DATE. [Check one of a. - e. for those contributions the Employer elects to make under Part 4 of this Agreement. Selection f. may be checked instead of or in addition to a. - e. See Section 1.5 of the BPD for determining the Entry Date applicable to Employee After-Tax Contributions, QNECs, QMACs and Safe Harbor Contributions.]

                  (1)
                SECTION       (2)         (3)
                 401(K)    EMPLOYER     EMPLOYER
               DEFERRALS     MATCH    NONELECTIVE
               ---------   --------   -----------
          a.      [ ]         [ ]         [ ]       The first day of the Plan Year and the
                                                    first day of 7th month of the Plan
                                                    Year.

          b.      [ ]         [ ]         [ ]       The first day of each quarter of the
                                                    Plan Year.

          c.      [X]         [X]         [X]       The first day of each month of the
                                                    Plan Year.

          d.      [ ]         [ ]         [ ]       The first day of the Plan Year. [If
                                                    #7.a. or #7.b. above is checked for
                                                    the same type of contribution as
                                                    checked here, see the restrictions in
                                                    Section 1.5(b) of the BPD.]

          e.      [ ]         [ ]         [ ]       The date the conditions in Part 1, #5.
                                                    above are satisfied. [This e. should
                                                    be checked for a particular type of
                                                    contribution only if #7.e. above is
                                                    also checked for that type of
                                                    contribution.]

          f.      [ ]         [ ]         [ ]       (Describe Entry Date)_________________

                                                    [NOTE: Any Entry Date designated in f.
                                                    must comply with the requirements of
                                                    Code Section 410(a)(4) and must
                                                    satisfy the nondiscrimination
                                                    requirements under Section 1.401(a)(4)
                                                    of the regulations. See Section 1.5(a)
                                                    of the BPD.]

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                        PART 3 - COMPENSATION DEFINITIONS

                   (See Sections 22.102 and 22.197 of the BPD)

     9.        DEFINITION OF TOTAL COMPENSATION:

               [X]  a.   W-2 Wages.

               [ ]  b.   Withholding Wages.

               [ ]  c.   Code Section 415 Safe Harbor Compensation.

                    [NOTE: Each of the above definitions is increased for Elective Deferrals (as defined in Section 22.61 of the BPD), for pre-tax contributions to a cafeteria plan or a Code
                    Section 457 plan, and for qualified transportation fringes under Code Section 132(f)(4). See Section 22.197 of the BPD.]

     10. DEFINITION OF INCLUDED COMPENSATION for allocation of contributions or forfeitures: [Check a. or b. for those contributions the Employer elects under Part 4 of this Agreement. If b. is selected for a particular contribution, also check any combination of c. through j. for that type of contribution. See
               Section 22.102 of the BPD for determining Included Compensation for Employee After-Tax Contributions, QNECs, QMACs and Safe Harbor Contributions.]

                  (1)
                SECTION       (2)         (3)
                 401(K)    EMPLOYER    EMPLOYER
               DEFERRALS     MATCH    NONELECTIVE
               ---------   --------   -----------
          a.      [ ]         [ ]         [ ]       Total Compensation, as defined in #9
                                                    above.

          b.      [X]         [X]         [X]       Total Compensation, as defined in #9
                                                    above, with the following exclusions:

          c.      N/A         [ ]         [ ]       Elective Deferrals, pre-tax
                                                    contributions to a cafeteria plan or a
                                                    Code Section 457 plan, and qualified
                                                    transportation fringes under Code
                                                    Section 132(f)(4) are excluded. See
                                                    Section 22.102 of the BPD.

          d.      [X]         [X]         [X]       Fringe benefits, expense
                                                    reimbursements, deferred compensation,
                                                    and welfare benefits are excluded.

          e.      [ ]         [ ]         [ ]       Compensation above $__________ is
                                                    excluded.

          f.      [ ]         [ ]         [ ]       Bonuses are excluded.

          g.      [ ]         [ ]         [ ]       Commissions are excluded.

          h.      [ ]         [ ]         [ ]       Overtime is excluded.

          i.      [ ]         [ ]         [ ]       Amounts paid for services performed
                                                    for a Related Employer that does not
                                                    execute the Co-Sponsor Adoption Page
                                                    under this Agreement are excluded.

          j.      [X]         [X]         [X]       (Describe modifications to Included
                                                    Compensation): moving expenses,
                                                    severance payments, employee referral
                                                    payments, amounts not paid in cash,
                                                    amounts paid by an Affiliate, the
                                                    value of a qualified or a
                                                    non-qualified stock option granted to
                                                    an Employee by the Employer to the
                                                    extent such value is includable in the
                                                    Employee's taxable income are all
                                                    excluded from Compensation.

               [NOTE: Unless otherwise provided under j., any exclusions selected under f. through j. above do not apply to Nonhighly Compensated Employees in determining allocations under the Permitted Disparity Method under Part 4C, #21.b. of this Agreement or for purposes of applying the Safe Harbor 401(k) Plan provisions under Part 4E of this Agreement.]

[ ]  11.       SPECIAL RULES.

               [ ]  a.   HIGHLY COMPENSATED EMPLOYEES ONLY. For all purposes
                         under the Plan, the modifications to Included
                         Compensation elected in #10.f. through #10.j. above will apply only to Highly Compensated Employees.

               [ ]  b.   MEASUREMENT PERIOD (SEE THE OPERATING RULES UNDER
                         SECTION 2.2(C)(3) OF THE BPD). Instead of the Plan
                         Year, Included Compensation is determined on the basis of the period elected under (1) or (2) below.

                         [ ]  (1)  The calendar year ending in the Plan Year.

                         [ ]  (2)  The 12-month period ending on _______________
                                   which ends during the Plan Year.

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                    [NOTE: If this selection b. is checked, Included
                    Compensation will be determined on the basis of the period designated in (1) or (2) for all contribution types. If this selection b. is not checked, Included Compensation is based on the Plan Year. See Part 4 for the ability to use partial year Included Compensation.]

                    [PRACTITIONER TIP: If #11.b is checked, it is recommended that the Limitation Year for purposes of applying the Annual Additions Limitation under Code Section 415 correspond to the period used to determine Included Compensation. This modification to the Limitation Year may be made in Part 13, #69.a. of this Agreement.]

                       PART 4A - SECTION 401(K) DEFERRALS

                         (See Section 2.3(a) of the BPD)

[X] Check this selection and complete the applicable sections of this Part 4A to allow for Section 401(k) Deferrals under the Plan.

[X]  12.  SECTION 401(K) DEFERRAL LIMIT. 80% of Included Compensation. [If this
          #12 is NOT checked, the Code Section 402(g) deferral limit described in Section 17.1 of the BPD and the Annual Additions Limitation under
          Article 7 of the BPD still apply.]

          [X]  a.   APPLICABLE PERIOD. The limitation selected under #12 applies with respect to Included Compensation earned during:

                    [X]  (1)  the Plan Year.

                    [ ]  (2)  the portion of the Plan Year in which the Employee is an Eligible Participant.

                    [ ]  (3)  each separate payroll period during which the
                              Employee is an Eligible Participant.

                    [NOTE: If Part 3, #11.b. is checked, any period selected under this a. will be determined as if the Plan Year were the period designated under Part 3, #11.b. See Section 2.2(c)(3) of the BPD.]

          [ ]  b.   LIMIT APPLICABLE ONLY TO HIGHLY COMPENSATED EMPLOYEES. [If
                    this b. is not checked, any limitation selected under #12 applies to all Eligible Participants.]

                    [ ]  (1)  The limitation selected under #12 applies only to
                              Highly Compensated Employees.

                    [ ]  (2)  The limitation selected under #12 applies only to
                              Nonhighly Compensated Employees. Highly
                              Compensated Employees may defer up to ____% of Included Compensation (as determined under a. above). [The percentage inserted in this (2) for Highly Compensated Employees must be lower than the percentage inserted in #12 for Nonhighly Compensated Employees.]

[ ] 13. MINIMUM DEFERRAL RATE: [If this #13 is not checked, no minimum deferral rate applies to Section 401(k) Deferrals under the Plan.]

          [ ]  a.   _____% of Included Compensation for a payroll period.

          [ ]  b.   $____ for a payroll period.

[ ]  14.  AUTOMATIC DEFERRAL ELECTION. (See Section 2.3(a)(2) of the BPD.) An
          Eligible Participant will automatically defer ____% of Included Compensation for each payroll period, unless the Eligible Participant makes a contrary Salary Reduction Agreement election on or after ____. This automatic deferral election will apply to:

          [ ]  a.   all Eligible Participants.

          [ ]  b.   only those Employees who become Eligible Participants on or after the following date:

[ ] 15. EFFECTIVE DATE. If this Plan is being adopted as a new 401(k) plan or to add a 401(k) feature to an existing plan, Eligible Participants may begin making Section 401(k) Deferrals as of:____

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                    PART 4B - EMPLOYER MATCHING CONTRIBUTIONS

                    (See Sections 2.3(b) and (c) of the BPD)

[X] CHECK THIS SELECTION AND COMPLETE THIS PART 4B TO ALLOW FOR EMPLOYER MATCHING CONTRIBUTIONS. Each formula allows for Employer Matching Contributions to be allocated to Section 401(k) Deferrals and/or Employee After-Tax Contributions (referred to as "applicable contributions"). If a matching formula applies to both types of contributions, such contributions are aggregated to determine the Employer Matching Contribution allocated under the formula. If any formula applies to Employee After-Tax Contributions, Part 4D must be completed. [NOTE: Do not check this selection if the only Employer Matching Contributions authorized under the Plan are Safe Harbor Matching Contributions. Instead, complete the applicable elections under Part 4E of this Agreement. If a "regular" Employer Matching Contribution will be made in addition to a Safe Harbor Matching Contribution, complete this Part 4B for the "regular" Employer Matching Contribution and Part 4E for the Safe Harbor Matching Contribution. To avoid ACP Testing with respect to any "regular" Employer Matching Contributions, such contributions may not be based on applicable contributions in excess of 6% of Included Compensation and any discretionary "regular" Employer Matching Contributions may not exceed 4% of Included Compensation.]

     16. EMPLOYER MATCHING CONTRIBUTION FORMULA(S): [See the operating rules under #17 below.]

                     (1)           (2)
               SECTION 401(K)   EMPLOYEE
                  DEFERRALS     AFTER-TAX
               --------------   ---------
          a.         [ ]           [ ]      FIXED MATCHING CONTRIBUTION. ____%
                                            of each Eligible Participant's
                                            applicable contributions. The
                                            Employer Matching Contribution does
                                            not apply to applicable
                                            contributions that exceed:

                                            [ ]  (a) ____% of Included
                                                 Compensation.

                                            [ ]  (b) $____.

                                            [NOTE: If neither (a) nor (b) is
                                            checked, all applicable
                                            contributions are eligible for the
                                            Employer Matching Contribution under
                                            this formula.]

          b.         [X]           [ ]      DISCRETIONARY MATCHING CONTRIBUTION.
                                            A uniform percentage, as determined
                                            by the Employer, of each Eligible
                                            Participant's applicable
                                            contributions.

                                            [ ]  (a) The Employer Matching
                                                 Contribution allocated to any
                                                 Eligible Participant may not
                                                 exceed ____% of Included
                                                 Compensation.

                                            [X]  (b) The Employer Matching
                                                 Contribution will apply only to
                                                 a Participant's applicable
                                                 contributions that do not
                                                 exceed:

                                                 [ ]  1. ____% of Included
                                                      Compensation.

                                                 [ ]  2. $____.

                                                 [X]  3. a dollar amount or
                                                      percentage of Included
                                                      Compensation that is
                                                      uniformly determined by
                                                      the Employer for all
                                                      Eligible Participants.

                                                 [NOTE: If none of the
                                                 selections 1. - 3. is checked,
                                                 all applicable contributions
                                                 are eligible for the Employer
                                                 Matching Contribution under
                                                 this formula.]

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

          c.         [ ]           [ ]      TIERED MATCHING CONTRIBUTION. A
                                            uniform percentage of each tier of
                                            each Eligible Participant's
                                            applicable contributions, determined
                                            as follows:

                                            Tiers of contributions
                                              (indicate $ or %)      Matching percentage
                                            ----------------------   -------------------

                                            (a) First ____________   (b) ____________

                                            (c) Next  ____________   (d) ____________

                                            (e) Next  ____________   (f)  ____________

                                            (g) Next  ____________   (h)  ____________

                                            [NOTE: Fill in only percentages or
                                            dollar amounts, but not both. If
                                            percentages are used, each tier
                                            represents the amount of the
                                            Participant's applicable
                                            contributions that equals the
                                            specified percentage of the
                                            Participant's Included
                                            Compensation.]

          d.         [ ]           [ ]      DISCRETIONARY TIERED MATCHING
                                            CONTRIBUTION. The Employer will
                                            determine a matching percentage for
                                            each tier of each Eligible
                                            Participant's applicable
                                            contributions. Tiers are determined
                                            in increments of:

                                            Tiers of contributions
                                            (indicate $ or %)
                                            ----------------------

                                            (a) First __________

                                            (b) Next  __________

                                            (c) Next  __________

                                            (d) Next  __________

                                            [NOTE: Fill in only percentages or
                                            dollar amounts, but not both. If
                                            percentages are used, each tier
                                            represents the amount of the
                                            Participant's applicable
                                            contributions that equals the
                                            specified percentage of the
                                            Participant's Included
                                            Compensation.]

          e.         [ ]           [ ]      YEAR OF SERVICE MATCHING
                                            CONTRIBUTION. A uniform percentage
                                            of each Eligible Participant's
                                            applicable contributions based on
                                            Years of Service with the Employer,
                                            determined as follows:

                                            Years of Service    Matching Percentage
                                            ----------------    -------------------

                                            (a) ___________     (b) ____________%

                                            (c) ____________    (d) ____________%

                                            (e) ____________    (f) ____________ %

                                            [ ]  1. In applying the Year of
                                                 Service matching contribution
                                                 formula, a Year of Service is:
                                                 [If not checked, a Year of
                                                 Service is 1,000 Hours of
                                                 Service during the Plan Year.]

                                                 [ ] a. as defined for purposes
                                                   of eligibility under Part 7.

                                                 [ ] b. as defined for purposes
                                                   of vesting under Part 7.

                                            [ ]   2. Special limits on Employer
                                                 Matching Contributions under
                                                 the Year of Service formula:

                                                 [ ] a. The Employer Matching
                                                   Contribution allocated to any
                                                   Eligible Participant may not
                                                   exceed ____% of Included
                                                   Compensation.

                                                 [ ] b. The Employer Matching
                                                   Contribution will apply only
                                                   to a Participant's applicable
                                                   contributions that do not
                                                   exceed:

                                                   [ ]  (1) _____% of Included
                                                        Compensation.

                                                   [ ]  (2) $_____.

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

          f.         [ ]            [ ]     NET PROFITS. Any Employer Matching
                                            Contributions made in accordance
                                            with the elections under this #16
                                            are limited to Net Profits. [If this
                                            f. is checked, also select (a) or
                                            (b) below.]

                                            [ ]  (a) DEFAULT DEFINITION OF NET
                                                 PROFITS. For purposes of this
                                                 selection e., Net Profits is
                                                 defined in accordance with
                                                 Section 2.2(a)(2) of the BPD.

                                            [ ]  (b) MODIFIED DEFINITION OF
                                                 NET PROFITS. For purposes of
                                                 this selection f., Net Profits
                                                 is defined as follows:____

                                                 [NOTE: Any definition of Net
                                                 Profits under this (b) must be
                                                 described in a manner that
                                                 precludes Employer discretion
                                                 and must satisfy the
                                                 nondiscrimination requirements
                                                 of Section 1.401(a)(4) of the
                                                 regulations and must apply
                                                 uniformly to all Participants.]

     17.  OPERATING RULES FOR APPLYING THE MATCHING CONTRIBUTION FORMULAS:

          a. APPLICABLE CONTRIBUTIONS TAKEN INTO ACCOUNT: (See Section 2.3(b)(3) of the BPD.) The matching contribution formula(s) elected in #16. above (and any limitations on the amount of a Participant's applicable contributions considered under such formula(s)) are applied separately for each:

               [ ]   (1) Plan Year.                  [X]  (2) Plan Year quarter.

               [ ]   (3) calendar month.             [ ]  (4) payroll period.

               [NOTE: If Part 3, #11.b. is checked, the period selected under this a. (to the extent such period refers to the Plan Year) will be determined as if the Plan Year were the period designated under Part 3, #11.b. See Section 2.2(c)(3) of the BPD.]

          b. SPECIAL RULE FOR PARTIAL PERIOD OF PARTICIPATION. If an Employee is an Eligible Participant for only part of the period designated in a. above, Included Compensation is taken into account for:

               [ ]  (1)  the entire period, including the portion of the period during which the Employee is not an Eligible
                         Participant.

               [X]  (2)  the portion of the period in which the Employee is an
                         Eligible Participant.

               [ ]  (3)  the portion of the period during which the Employee's election to make the applicable contributions is in effect.

[ ] 18. QUALIFIED MATCHING CONTRIBUTIONS (QMACS): [NOTE: Regardless of any elections under this #18, the Employer may make a QMAC to the Plan to correct a failed ADP or ACP Test, as authorized under Sections 17.2(d)(2) and 17.3(d)(2) of the BPD. Any QMAC allocated to correct the ADP or ACP Test which is not specifically authorized under this #18 will be allocated to all Eligible Participants who are Nonhighly Compensated Employees as a uniform percentage of Section 401(k) Deferrals made during the Plan Year. See Section 2.3(c) of the BPD.]

          [ ]  a.   All Employer Matching Contributions are designated as QMACs.

          [ ]  b.   Only Employer Matching Contributions described in
                    selection(s) _______ under #16 above are designated as QMACs.

          [ ]  c.   In addition to any Employer Matching Contribution provided under #16 above, the Employer may make a discretionary QMAC that is allocated equally as a percentage of Section 401(k)
                    Deferrals made during the Plan Year. The Employer may allocate QMACs only on Section 401(k) Deferrals that do not exceed a specific dollar amount or a percentage of Included
                    Compensation that is uniformly determined by the Employer.
                    QMACs will be allocated to:

                    [ ]  (1)  Eligible Participants who are Nonhighly
                              Compensated Employees.

                    [ ]  (2)  all Eligible Participants.

     19. ALLOCATION CONDITIONS. An Eligible Participant must satisfy the following allocation conditions for an Employer Matching Contribution:
          [Check a. or b. or any combination of c. - f. Selection e. may not be checked if b. or d. is checked. Selection g. and/or h. may be checked in addition to b. - f.]

          [ ]  a.   NONE.

          [ ]  b.   SAFE HARBOR ALLOCATION CONDITION. An Employee must be
                    employed by the Employer on the last day of the Plan Year OR must have more than _________ (not more than 500) Hours of Service for the Plan Year.

          [X]  c.   LAST DAY OF EMPLOYMENT CONDITION. An Employee must be
                    employed with the Employer on the last day of the Plan Year.

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          [ ]  d.   HOURS OF SERVICE CONDITION. An Employee must be credited
                    with at least ____ Hours of Service (may not exceed 1,000) during the Plan Year.

          [ ]  e.   ELAPSED TIME METHOD. (See Section 2.6(d) of the BPD.)

               [ ]  (1)  SAFE HARBOR ALLOCATION CONDITION. An Employee must be employed by the Employer on the last day of the Plan Year OR must have more than ____ (not more than 91) consecutive days of employment with the Employer during the Plan Year.

               [ ]  (2)  SERVICE CONDITION. An Employee must have more than ____
                         (not more than 182) consecutive days of employment with the Employer during the Plan Year.

          [ ]  f.   DISTRIBUTION RESTRICTION. An Employee must not have taken a distribution of the applicable contributions eligible for an Employer Matching Contribution prior to the end of the period for which the Employer Matching Contribution is being made (as defined in #17.a. above). See Section 2.6(c) of the BPD.

          [X]  g.   APPLICATION TO A SPECIFIED PERIOD. In applying the
                    allocation condition(s) designated under b. through e.
                    above, the allocation condition(s) will be based on the period designated under #17.a. above. In applying an Hours of Service condition under d. above, the following method will be used: [This g. should be checked only if a period other than the Plan Year is selected under #17.a. above.
                    Selection (1) or (2) must be selected only if d. above is also checked.]

               [ ]  (1)  FRACTIONAL METHOD (see Section 2.6(e)(2)(i) of the
                         BPD).

               [X]  (2)  PERIOD-BY-PERIOD METHOD (see Section 2.6(e)(2)(ii) of
                         the BPD).

               [PRACTITIONER NOTE: If this g. is not checked, any allocation condition(s) selected under b. through e. above will apply with respect to the Plan Year, regardless of the period selected under #17.a. above. See Section 2.6(e) of the BPD for procedural rules for applying allocation conditions for a period other than the Plan Year.]

          [ ]  h.   The above allocation condition(s) will NOT apply if:

               [ ]  (1)  the Participant dies during the Plan Year.

               [ ]  (2)  the Participant is Disabled.

               [ ]  (3)  the Participant, by the end of the Plan Year, has
                         reached:

                    [ ]  (a)  Normal Retirement Age.

                    [ ]  (b)  Early Retirement Age.

                  PART 4C - EMPLOYER NONELECTIVE CONTRIBUTIONS

                    (See Sections 2.3(d) and (e) of the BPD)

[X] CHECK THIS SELECTION AND COMPLETE THIS PART 4C TO ALLOW FOR EMPLOYER NONELECTIVE CONTRIBUTIONS. [NOTE: Do not check this selection if the only Employer Nonelective Contributions authorized under the Plan are Safe Harbor Nonelective Contributions. Instead, complete the applicable elections under Part 4E of this Agreement.]

[X]  20.  EMPLOYER NONELECTIVE CONTRIBUTION (OTHER THAN QNECS):

          [X]  a.   DISCRETIONARY. Discretionary with the Employer.

          [ ]  b.   FIXED UNIFORM PERCENTAGE. _____% of each Eligible
                    Participant's Included Compensation.

          [ ]  c.   UNIFORM DOLLAR AMOUNT.

               [ ]  (1)  A uniform discretionary dollar amount for each Eligible
                         Participant.

               [ ]  (2)  $____ for each Eligible Participant.

          [ ]  d.   DAVIS-BACON CONTRIBUTION FORMULA. (See Section 2.2(a)(1) of
                    the BPD for rules regarding the application of the Davis-
                    Bacon Contribution Formula.) The Employer will make a contribution for each Eligible Participant's Davis-Bacon Act
                    Service based on the hourly contribution rate for the Participant's employment classification, as designated under Schedule A of this Agreement. The contributions under this formula will be allocated under the Pro Rata Allocation
                    Formula under #21.a. below, but based on the amounts designated in Schedule A as attached to this Agreement. [If this d. is selected, #21.a. below also must be selected.]

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                    [ ]  (1)  The contributions under the Davis-Bacon
                              Contribution Formula will offset the following contributions under the Plan: [Check (a) and/or
                              (b). If this (1) is not checked, contributions under the Davis Bacon Contribution Formula will NOT offset any other Employer Contributions under the Plan.]

                              [ ]  (a)  Employer Nonelective Contributions

                              [ ]  (b)  Employer Matching Contributions

                    [ ]  (2)  The default provisions under Section 2.2(a)(1) are modified as follows: _____________________________

                              [NOTE: Any modification to the default provisions under (2) must satisfy the nondiscrimination requirements under Section 1.401(a)(4) of the regulations. Any modification under (2) will not allow the offset of any contributions to any other Plan.]

          [ ]  e.   NET PROFITS. Check this e. if the contribution selected
                    above is limited to Net Profits. [If this e. is checked, also select (1) or (2) below.]

                    [ ]  (1)  DEFAULT DEFINITION OF NET PROFITS. For purposes of this subsection e., Net Profits is defined in accordance with Section 2.2(a)(2) of the BPD.

                    [ ]  (2)  MODIFIED DEFINITION OF NET PROFITS. For purposes of this subsection e., Net Profits is defined as follows: _________________________________________

                              [NOTE: Any definition of Net Profits under this
                              (2) must be described in a manner that precludes Employer discretion, must satisfy the nondiscrimination requirements of Section 1.401(a)(4) of the regulations, and must apply uniformly to all Participants.]

[X]  21.  ALLOCATION FORMULA FOR EMPLOYER NONELECTIVE CONTRIBUTIONS (OTHER THAN
          QNECS): (See Section 2.3(d) of the BPD.)

          [X]  a.   PRO RATA ALLOCATION METHOD. The allocation for each Eligible
                    Participant is a uniform percentage of Included Compensation
                    (or a uniform dollar amount if #20.c. is selected above).

          [ ]  b.   PERMITTED DISPARITY METHOD. The allocation for each Eligible
                    Participant is determined under the following formula:
                    [Selection #20.a. above must also be checked.]

                    [ ]  (1)  Two-Step Formula.

                    [ ]  (2)  Four-Step Formula.

          [N/A]c. UNIFORM POINTS ALLOCATION. The allocation for each Eligible Participant is determined based on the Eligible Participant's points. Each Eligible Participant's allocation shall bear the same relationship to the Employer Contribution as his/her total points bears to all points awarded. An Eligible Participant will receive: [Check (1) and/or (2). Selection (3) may be checked in addition to (1) and (2). Selection #20.a. above also must be checked.]

                    [ ]  (1)  _____ points for each _____year(s) of age
                              (attained as of the end of the Plan Year).

                    [ ]  (2)  _____ points for each _____ Year(s) of Service,
                              determined as follows: [Check (a) or (b).
                              Selection (c) may be checked in addition to (a) or
                              (b).]

                              [ ]  (a)  In the same manner as determined for
                                        eligibility.

                              [ ]  (b)  In the same manner as determined for
                                        vesting.

                              [ ]  (c)  Points will not be provided with respect
                                        to Years of Service in excess of
                                        ____________.

                    [ ]  (3)  _____ points for each $_____ (not to exceed $200)
                              of Included Compensation.

          [ ]  d.   ALLOCATION BASED ON SERVICE. The Employer Nonelective
                    Contribution will be allocated to each Eligible Participant as: [Check (1) or (2). Also check (a), (b), and/or (c).
                    Selection (3) may be checked in addition to (1) or (2).]

                    [ ]  (1)  a uniform dollar amount

                    [ ]  (2)  a uniform percentage of Included Compensation
                              for the following periods of service:

                              [ ]  (a)  Each Hour of Service.

                              [ ]  (b)  Each week of employment.

                              [ ]  (c)  (Describe period) ______________________

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                    [ ]  (3)  The contribution is subject to the following
                              minimum and/or maximum benefit limitations:
                              __________

                         [PRACTITIONER NOTE: If #20.b. or #20.c. is checked, the selection in (1) or (2) must conform to the selection made in #20.b. or #20.c. Thus, if #20.b. is checked along with this subsection d., the allocation must be a uniform percentage of Included Compensation under (2). If #20.c. is checked along with this subsection d. the allocation must be a uniform dollar amount under (1).]

          [ ]  e.   TOP-HEAVY MINIMUM CONTRIBUTION. In applying the Top-Heavy
                    Plan requirements under Article 16 of the BPD, the top-heavy minimum contribution will be allocated to all Eligible
                    Participants, in accordance with Section 16.2(a) of the BPD.
                    [NOTE: If this e. is not checked, any top-heavy minimum contribution will be allocated only to Non-Key Employees, in accordance with Section 16.2(a) of the BPD.]

[ ] 22. QUALIFIED NONELECTIVE CONTRIBUTION (QNEC). The Employer may make a discretionary QNEC that is allocated under the following method. [NOTE: Regardless of any elections under this #22, the Employer may make a QNEC to the Plan to correct a failed ADP or ACP Test, as authorized under Sections 17.2(d)(2) and 17.3(d)(2) of the BPD. Any QNEC allocated to correct the ADP or ACP Test which is not specifically authorized under this #22 will be allocated as a uniform percentage of Included Compensation to all Eligible Participants who are Nonhighly Compensated Employees. See Section 2.3(e) of the BPD.]

          [ ]  a.   PRO RATA ALLOCATION METHOD. (See Section 2.3(e)(1) of the
                    BPD.) The QNEC will be allocated as a uniform percentage of Included Compensation to:

                    [ ]  (1)  all Eligible Participants who are Nonhighly
                              Compensated Employees.

                    [ ]  (2)  all Eligible Participants.

          [ ]  b.   BOTTOM-UP QNEC METHOD. The QNEC will be allocated to
                    Eligible Participants who are Nonhighly Compensated
                    Employees in reverse order of Included Compensation. (See
                    Section 2.3(e)(2) of the BPD.)

          [ ]  c.   APPLICATION OF ALLOCATION CONDITIONS. If this c. is checked,
                    QNECs will be allocated only to Eligible Participants who have satisfied the allocation conditions under #24 below.
                    [If this c. is not checked, QNECs will be allocated without regard to the allocation conditions under #24 below.]

     23. OPERATING RULES FOR DETERMINING AMOUNT OF EMPLOYER NONELECTIVE CONTRIBUTIONS.

          a.   SPECIAL RULES REGARDING INCLUDED COMPENSATION.

               (1) APPLICABLE PERIOD FOR DETERMINING INCLUDED COMPENSATION. In determining the amount of Employer Nonelective Contributions to be allocated to an Eligible Participant under this Part 4C, Included Compensation is determined separately for each:
                    [If #21.b. above is checked, the Plan Year must be selected under (a) below.]

                    [X]  (a)  Plan Year.

                    [ ]  (b)  Plan Year quarter.

                    [ ]  (c)  calendar month.

                    [ ]  (d)  payroll period.

                    [NOTE: If Part 3, #11.b. is checked, the period selected under this (1) (to the extent such period refers to the Plan
                    Year) will be determined as if the Plan Year were the period designated under Part 3, #11.b. See Section 2.2(c)(3) of the BPD.]

          [ ]  (2)  SPECIAL RULE FOR PARTIAL PERIOD OF PARTICIPATION. If an
                    Employee is an Eligible Participant for only part of the period designated under (1) above, Included Compensation is taken into account for the entire period, including the portion of the period during which the Employee is not an Eligible Participant. [If this selection (2) is not checked, Included Compensation is taken into account only for the portion of the period during which the Employee is an Eligible Participant.]

          [ ]  b.   SPECIAL RULES FOR APPLYING THE PERMITTED DISPARITY METHOD.
                    [Complete this b. only if #21.b. above is also checked.]

                    [ ]  (1)  APPLICATION OF FOUR-STEP FORMULA FOR TOP-HEAVY
                              PLANS. If this (1) is checked, the Four-Step
                              Formula applies instead of the Two-Step Formula for any Plan Year in which the Plan is a Top-Heavy Plan. [This (1) may only be checked if #21.b.(1) above is also checked.]

                    [ ]  (2)  EXCESS COMPENSATION UNDER THE PERMITTED DISPARITY
                              METHOD is the amount of Included Compensation that exceeds: [If this selection (2) is not checked, Excess Compensation under the Permitted Disparity Method is the amount of Included Compensation that exceeds the Taxable Wage Base.]

                              [ ]  (a)  ________% (may not exceed 100%) of the
                                        Taxable Wage Base.

                                        [ ]  1.   The amount determined under
                                                  (a) is not rounded.

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                                   [ ]  2.   The amount determined under (a) is
                                             rounded (but not above the Taxable
                                             Wage Base) to the next higher:

                                             [ ]  a. $1.

                                             [ ]  b. $100.

                                             [ ]  c. $1,000.

                         [ ]  (b)  _____________________________________________
                                   (may not exceed the Taxable Wage Base).

                         [NOTE: The maximum integration percentage of 5.7% must be reduced to (i) 5.4% if Excess Compensation is based on an amount that is GREATER than 80% but less than 100% of the Taxable Wage Base or (ii) 4.3% if Excess Compensation is based on an amount that is greater than 20% but less than or equal to 80% of the Taxable Wage Base. See Section 2.2(b)(2) of the BPD.]

     24. ALLOCATION CONDITIONS. An Eligible Participant must satisfy the following allocation conditions for an Employer Nonelective
          Contribution: [Check a. or b. or any combination of c. - e. Selection
          e. may not be checked if b. or d. is checked. Selection f. and/or g. may be checked in addition to b. - e.]

          [ ]  a.   NONE.

          [ ]  b.   SAFE HARBOR ALLOCATION CONDITION. An Employee must be
                    employed by the Employer on the last day of the Plan Year OR must have more than ______ (not more than 500) Hours of Service for the Plan Year.

          [X]  c.   LAST DAY OF EMPLOYMENT CONDITION. An Employee must be
                    employed with the Employer on the last day of the Plan Year.

          [X]  d.   HOURS OF SERVICE CONDITION. An Employee must be credited
                    with at least 1,000 Hours of Service (may not exceed 1,000) during the Plan Year.

          [ ]  e.   ELAPSED TIME METHOD. (See Section 2.6(d) of the BPD.)

                    [ ]  (1)  SAFE HARBOR ALLOCATION CONDITION. An Employee must be employed by the Employer on the last day of the Plan Year OR must have more than ______ (not more than 91) consecutive days of employment with the Employer during the Plan Year.

                    [ ]  (2)  SERVICE CONDITION. An Employee must have more than
                              ______ (not more than 182) consecutive days of employment with the Employer during the Plan Year.

          [ ]  f.   APPLICATION TO A SPECIFIED PERIOD. In applying the
                    allocation condition(s) designated under b. through e.
                    above, the allocation condition(s) will be based on the period designated under #23.a.(1) above. In applying an Hours of Service condition under d. above, the following method will be used: [This f. should be checked only if a period other than the Plan Year is selected under #23.a.(1) above. Selection (1) or (2) must be selected only if d.
                    above is also checked.]

                    [ ]  (1)  FRACTIONAL METHOD (see Section 2.6(e)(2)(i) of the
                              BPD).

                    [ ]  (2)  PERIOD-BY-PERIOD METHOD (see Section 2.6(e)(2)(ii)
                              of the BPD).

                    [PRACTITIONER NOTE: If this f. is not checked, any allocation condition(s) selected under b. through e. above will apply with respect to the Plan Year, regardless of the period selected under #23.a.(1) above. See Section 2.6(e) of the BPD for procedural rules for applying allocation conditions for a period other than the Plan Year.]

          [ ]  g.   The above allocation condition(s) will NOT apply if:

                    [ ]  (1)  the Participant dies during the Plan Year.

                    [ ]  (2)  the Participant is Disabled.

                    [ ]  (3)  the Participant, by the end of the Plan Year, has
                              reached:

                              [ ]  (a)  Normal Retirement Age.

                              [ ]  (b)  Early Retirement Age.

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                   PART 4D - EMPLOYEE AFTER-TAX CONTRIBUTIONS

                          (See Section 3.1 of the BPD)

[ ] CHECK THIS SELECTION TO ALLOW FOR EMPLOYEE AFTER-TAX CONTRIBUTIONS. If Employee After-Tax Contributions will not be permitted under the Plan, do not check this selection and skip the remainder of this Part 4D. [NOTE: The eligibility conditions for making Employee After-Tax Contributions are listed in Part 1 of this Agreement under "Section 401(k) Deferrals."]

[ ]  25.  MAXIMUM. ______% of Included Compensation for:

          [ ]  a.   the entire Plan Year.

          [ ]  b.   the portion of the Plan Year during which the Employee is an
                    Eligible Participant.

          [ ]  c.   each separate payroll period during which the Employee is an
                    Eligible Participant.

          [NOTE: If this #25 is not checked, the only limit on Employee After-Tax Contributions is the Annual Additions Limitation under
          Article 7 of the BPD. If Part 3, #11.b. is checked, any period selected under this #25 will be determined as if the Plan Year were the period designated under Part 3, #11.b. See Section 2.2(c)(3) of the BPD.]

[ ]  26.  MINIMUM. For any payroll period, no less than:

          [ ]  a.   _____% of Included Compensation.

          [ ]  b.   $_________.

                   PART 4E - SAFE HARBOR 401(K) PLAN ELECTION

                          (See Section 17.6 of the BPD)

[ ] CHECK THIS SELECTION AND COMPLETE THIS PART 4E IF THE PLAN IS DESIGNED TO BE A SAFE HARBOR 401(K) PLAN.

[ ]  27.  SAFE HARBOR MATCHING CONTRIBUTION: The Employer will make an Employer
          Matching Contribution with respect to an Eligible Participant's
          Section 401(k) Deferrals and/or Employee After-Tax Contributions ("applicable contributions") under the following formula: [Complete selection a. or b. In addition, complete selection c. Selection d. may be checked in addition to a. or b. and c.]

          [ ]  a.   BASIC FORMULA: 100% of applicable contributions up to the
                    first 3% of Included Compensation, plus 50% of applicable contributions up to the next 2% of Included Compensation.

          [ ]  b.   ENHANCED FORMULA:

                    [ ]  (1)  ____% (not less than 100%) of applicable
                              contributions up to ____% of Included Compensation (not less than 4% and not more than 6%).

                    [ ]  (2)  The sum of: [THE CONTRIBUTIONS UNDER THIS (2) MUST
                              NOT BE LESS THAN THE CONTRIBUTIONS THAT WOULD BE CALCULATED UNDER A. AT EACH LEVEL OF APPLICABLE CONTRIBUTIONS.]

                              [ ]  (a)  _____ % of applicable contributions up
                                        to the first

                                   (b)  ______% of Included Compensation, plus

                              [ ]  (c)  _____% of applicable contributions up
                                        to the next

                                   (d)  _____ % of Included Compensation.

                              [NOTE: The percentage in (c) may not be greater than the percentage in (a). In addition, the sum of the percentages in (b) and (d) may not exceed 6%.]

               c. APPLICABLE CONTRIBUTIONS TAKEN INTO ACCOUNT: (See Section 17.6(a)(1)(i) of the BPD.) The Safe Harbor Matching Contribution formula elected in a. or b. above (and any limitations on the amount of a Participant's applicable contributions considered under such formula(s)) are applied separately for each:

                    [ ]  (1)  Plan Year.

                    [ ]  (2)  Plan Year quarter.

                    [ ]  (3)  calendar month.

                    [ ]  (4)  payroll period.

                    [NOTE: If Part 3, #11.b. is checked, any period selected under this #25 will be determined as if the Plan Year were the period designated under Part 3, #11.b. See Section 2.2(c)(3) of the BPD.]

          [ ]  d.   DEFINITION OF APPLICABLE CONTRIBUTIONS. Check this d. if the
                    Plan permits Employee After-Tax Contributions but the Safe
                    Harbor Matching Contribution formula selected under a. or b.
                    above does not apply to such Employee After-Tax
                    Contributions.

[ ]  28.  SAFE HARBOR NONELECTIVE CONTRIBUTION: _____% (no less than 3%) of
          Included Compensation.

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          [ ]  a.   Check this selection if the Employer will make this Safe
                    Harbor Nonelective Contribution pursuant to a supplemental notice as described in Section 17.6(a)(1)(ii) of the BPD. If this a. is checked, the Safe Harbor Nonelective Contribution will be required only for a Plan Year for which the appropriate supplemental notice is provided. For any Plan Year in which the supplemental notice is not provided, the Plan is not a Safe Harbor 401(k) Plan.

          [ ]  b.   Check this selection to provide the Employer with the
                    discretion to increase the above percentage to a higher percentage.

          [ ]  c.   Check this selection if the Safe Harbor Nonelective
                    Contribution will be made under another plan maintained by the Employer and identify the plan:

                    ____________________________________________________________

          [ ]  d.   Check this d. if the Safe Harbor Nonelective Contribution
                    offsets the allocation that would otherwise be made to the Participant under Part 4C, #21 above. If the Permitted
                    Disparity Method is elected under Part 4C, #21.b., this offset applies only to the second step of the Two-Step
                    Formula or the fourth step of the Four-Step Formula, as applicable.

[ ]  29.  SPECIAL RULE FOR PARTIAL PERIOD OF PARTICIPATION. If an Employee is an
          Eligible Participant for only part of a Plan Year, Included Compensation is taken into account for the entire Plan Year, including the portion of the Plan Year during which the Employee is not an Eligible Participant. [If this #29 is not checked, Included Compensation is taken into account only for the portion of the Plan Year in which the Employee is an Eligible Participant.]

     30. ELIGIBLE PARTICIPANT. For purposes of the Safe Harbor Contributions elected above, "Eligible Participant" means: [Check a., b. or c. Selection d. may be checked in addition to a., b. or c.]

          [ ]  a.   All Eligible Participants (as determined for Section 401(k)
                    Deferrals).

          [ ]  b.   All Nonhighly Compensated Employees who are Eligible
                    Participants (as determined for Section 401(k) Deferrals).

          [ ]  c.   All Nonhighly Compensated Employees who are Eligible
                    Participants (as determined for Section 401(k) Deferrals) and all Highly Compensated Employees who are Eligible
                    Participants (as determined for Section 401(k) Deferrals) but who are not Key Employees.

          [ ]  d.   Check this d. if the selection under a., b. or c., as
                    applicable, applies only to Employees who would be Eligible
                    Participants for any portion of the Plan Year if the eligibility conditions selected for Section 401(k) Deferrals in Part 1, #5 of this Agreement were one Year of Service and age 21. (See Section 17.6(a)(1) of the BPD.)

                     PART 4F - SPECIAL 401(K) PLAN ELECTIONS

                           (See Article 17 of the BPD)

     31. ADP/ACP TESTING METHOD. In performing the ADP and ACP tests, the Employer will use the following method: (See Sections 17.2 and 17.3 of the BPD for an explanation of the ADP/ACP testing methods.)

          [X]  a.   Prior Year Testing Method.

          [ ]  b.   Current Year Testing Method.

          [PRACTITIONER NOTE: If this Plan is intended to be a Safe-Harbor 401(k) Plan under Part 4E above, the Current Year Testing Method MUST be elected under b. See Section 17.6 of the BPD.]

[ ] 32. FIRST PLAN YEAR FOR SECTION 401(K) DEFERRALS. (See Section 17.2(b) of the BPD.) Check this selection if this Agreement covers the first Plan Year that the Plan permits Section 401(k) Deferrals. The ADP for the Nonhighly Compensated Employee Group for such first Plan Year is determined under the following method:

          [ ]  a.   the Prior Year Testing Method, assuming a 3% deferral
                    percentage for the Nonhighly Compensated Employee Group.

          [ ]  b.   the Current Year Testing Method using the actual deferral
                    percentages of the Nonhighly Compensated Employee Group.

[ ]  33.  FIRST PLAN YEAR FOR EMPLOYER MATCHING CONTRIBUTIONS OR EMPLOYEE
          AFTER-TAX CONTRIBUTIONS. (See Section 17.3(b) of the BPD.) Check this selection if this Agreement covers the first Plan Year that the Plan includes either an Employer Matching Contribution formula or permits Employee After-Tax Contributions. The ACP for the Nonhighly Compensated Employee Group for such first Plan Year is determined under the following method:

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          [ ]  a.   the Prior Year Testing Method, assuming a 3% contribution
                    percentage for the Nonhighly Compensated Employee Group.

          [ ]  b.   the Current Year Testing Method using the actual
                    contribution percentages of the Nonhighly Compensated
                    Employee Group.

                            PART 5 - RETIREMENT AGES

                   (See Sections 22.57 and 22.126 of the BPD)

     34.  NORMAL RETIREMENT AGE:

          [X]  a.   Age 65 (not to exceed 65).

          [ ]  b.   The later of (1) age ______ (not to exceed 65) or (2) the
                    ______ (not to exceed 5th) anniversary of the date the Employee commenced participation in the Plan.

          [ ]  c.   _________ (may not be later than the maximum age permitted under b.)

     35.  EARLY RETIREMENT AGE: [Check a. or check b. and/or c.]

          [X]  a.   Not applicable.

          [ ]  b.   Age _________.

          [ ]  c.   Completion of _________ Years of Service, determined as
                    follows:

                    [ ]  (1)  Same as for eligibility.

                    [ ]  (2)  Same as for vesting.

                             PART 6 - VESTING RULES

                           (See Article 4 of the BPD)

     - COMPLETE THIS PART 6 ONLY IF THE EMPLOYER HAS ELECTED TO MAKE EMPLOYER MATCHING CONTRIBUTIONS UNDER PART 4B OR EMPLOYER NONELECTIVE CONTRIBUTIONS UNDER PART 4C. SECTION 401(K) DEFERRALS, EMPLOYEE AFTER-TAX CONTRIBUTIONS, QMACS, QNECS, SAFE HARBOR CONTRIBUTIONS, AND ROLLOVER CONTRIBUTIONS ARE ALWAYS 100% VESTED. (SEE SECTION 4.2 OF THE BPD FOR THE DEFINITIONS OF THE VARIOUS VESTING SCHEDULES.)

     36. NORMAL VESTING SCHEDULE: [Check one of a. - f. for those contributions the Employer elects to make under Part 4 of this Agreement.]

                 (1)          (2)
               EMPLOYER     EMPLOYER
                 MATCH    NONELECTIVE
               --------   -----------
          a.      [ ]         [ ]       Full and immediate vesting.

          b.      [ ]         [ ]       7-year graded vesting schedule.

          c.      [ ]         [ ]       6-year graded vesting schedule.

          d.      [ ]         [ ]       5-year cliff vesting schedule.

          e.      [ ]         [ ]       3-year cliff vesting schedule.

          f.      [X]         [X]       Modified vesting schedule:

                                        (1)  33.33% after 1 Year of Service

                                        (2)  66.67% after 2 Years of Service

                                        (3)  100% after 3 Years of Service

                                        (4)  __________% after 4 Years of Service

                                        (5)  __________% after 5 Years of Service

                                        (6)  __________% after 6 Years of Service, and

                                        (7)  100% after 7 Years of Service.

                                        [NOTE: The percentages selected under the modified
                                        vesting schedule must not be less than the percentages
                                        that would be required under the 7-year graded vesting
                                        schedule, unless 100% vesting occurs after no more than
                                        5 Years of Service.]

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     37.  VESTING SCHEDULE WHEN PLAN IS TOP-HEAVY: [Check one of a. - d. for
          those contributions the Employer elects to make under Part 4 of this Agreement.]

                 (1)          (2)
               EMPLOYER    EMPLOYER
                MATCH     NONELECTIVE
               --------   -----------
          a.      [ ]         [ ]       Full and immediate vesting.

          b.      [ ]         [ ]       6-year graded vesting schedule.

          c.      [ ]         [ ]       3-year cliff vesting schedule.

          d.      [X]         [X]       Modified vesting schedule:

                                        (1)  33.33% after 1 Year of Service

                                        (2)  66.67% after 2 Years of Service

                                        (3)  100% after 3 Years of Service

                                        (4)  __________% after 4 Years of Service

                                        (5)  __________% after 5 Years of Service, and

                                        (6)  100% after 6 Years of Service.

                                        [NOTE: The percentages selected under the modified
                                        vesting schedule must not be less than the percentages
                                        that would be required under the 6-year graded vesting
                                        schedule, unless 100% vesting occurs after no more than
                                        3 Years of Service.]

[ ]  38.  SERVICE EXCLUDED UNDER THE ABOVE VESTING SCHEDULE(S):

          [ ]  a.   Service before the original Effective Date of this Plan.
                    (See Section 4.5(b)(1) of the BPD for rules that require service under a Predecessor Plan to be counted.)

          [ ]  b.   Years of Service completed before the Employee's ______
                    birthday (cannot exceed the 18th birthday).

[X]  39.  SPECIAL 100% VESTING. An Employee's vesting percentage increases to
          100% if, while employed with the Employer, the Employee:

          [X]  a.   dies.

          [X]  b.   becomes Disabled (as defined in Section 22.53 of the BPD).

          [ ]  c.   reaches Early Retirement Age (as defined in Part 5, #35
                    above).

[X]  40.  SPECIAL VESTING PROVISIONS: Participants who terminated under the
          Vitalworks Inc. 401(k) Profit Sharing Plan prior to January 1, 2003, will follow the 5-year graded vesting schedule that was in effect at that time.

          [NOTE: Any special vesting provision designated in #40 must satisfy the requirements of Code Section 411(a) and must satisfy the nondiscrimination requirements under Section 1.401(a)(4) of the regulations.]

                    PART 7 - SPECIAL SERVICE CREDITING RULES

                           (See Article 6 of the BPD)

IF NO MINIMUM SERVICE REQUIREMENT APPLIES UNDER PART 1, #5 OF THIS AGREEMENT AND ALL CONTRIBUTIONS ARE 100% VESTED UNDER PART 6, SKIP THIS PART 7.

     - YEAR OF SERVICE - ELIGIBILITY. 1,000 Hours of Service during an Eligibility Computation Period. Hours of Service are calculated using the Actual Hours Crediting Method. [To modify, complete #41 below.]

     - ELIGIBILITY COMPUTATION PERIOD. If one Year of Service is required for eligibility, the Shift-to-Plan-Year Method is used. If two Years of Service are required for eligibility, the Anniversary Year Method is used. [To modify, complete #42 below.]

     - YEAR OF SERVICE - VESTING. 1,000 Hours of Service during a Vesting Computation Period. Hours of Service are calculated using the Actual Hours Crediting Method. [To modify, complete #43 below.]

     - VESTING COMPUTATION PERIOD. The Plan Year. [To modify, complete #44 below.]

     - BREAK IN SERVICE RULES. The Rule of Parity Break in Service rule applies for both eligibility and vesting but the one-year holdout Break in Service rule is NOT used for eligibility or vesting. [To modify, complete #45 below.]

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[ ]  41.  ALTERNATIVE DEFINITION OF YEAR OF SERVICE FOR ELIGIBILITY.

          [ ]  a.   A Year of Service is _________ Hours of Service (may not
                    exceed 1,000) during an Eligibility Computation Period.

          [ ]  b.   Use the Equivalency Method (as defined in Section 6.5(a) of the BPD) to count Hours of Service. If this b. is checked, each Employee will be credited with 190 Hours of Service for each calendar month for which the Employee completes at least one Hour of Service, unless a different Equivalency
                    Method is selected under #46 below. The Equivalency Method applies to:

                    [ ]  (1)  All Employees.

                    [ ]  (2)  Employees who are not paid on an hourly basis. For hourly Employees, the Actual Hours Method will be used.

          [ ]  c.   Use the Elapsed Time Method instead of counting Hours of
                    Service. (See Section 6.5(b) of the BPD.)

[ ]  42.  ALTERNATIVE METHOD FOR DETERMINING ELIGIBILITY COMPUTATION
          PERIODS. (See Section 1.4(c) of the BPD.)

          [ ]  a.   ONE YEAR OF SERVICE ELIGIBILITY. Eligibility Computation
                    Periods are determined using the Anniversary Year Method instead of the Shift-to-Plan-Year Method.

          [ ]  b.   TWO YEARS OF SERVICE ELIGIBILITY. Eligibility Computation
                    Periods are determined using the Shift-to-Plan-Year Method instead of the Anniversary Year Method.

[X]  43.  ALTERNATIVE DEFINITION OF YEAR OF SERVICE FOR VESTING.

          [ ]  a.   A Year of Service is _____ Hours of Service (may not exceed
                    1,000) during a Vesting Computation Period.

          [ ]  b.   Use the Equivalency Method (as defined in Section 6.5(a) of the BPD) to count Hours of Service. If this b. is checked, each Employee will be credited with 190 Hours of Service for each calendar month for which the Employee completes at least one Hour of Service, unless a different Equivalency
                    Method is selected under #46 below. The Equivalency Method applies to:

                    [ ]  (1)  All Employees.

                    [ ]  (2)  Employees who are not paid on an hourly basis. For hourly Employees, the Actual Hours Method will be used.

          [X]  c.   Use the Elapsed Time Method instead of counting Hours of
                    Service. (See Section 6.5(b) of the BPD.)

[X]  44.  ALTERNATIVE METHOD FOR DETERMINING VESTING COMPUTATION PERIODS.
          Instead of Plan Years, use:

          [X]  a.   Anniversary Years. (See Section 4.4 of the BPD.)

          [ ]  b.   (Describe Vesting Computation Period):

                    ___________________________________________________

                    [PRACTITIONER NOTE: Any Vesting Computation Period described in b. must be a 12-consecutive month period and must apply uniformly to all Participants.]

[X]  45.  BREAK IN SERVICE RULES.

          [X]  a.   The RULE OF PARITY BREAK IN SERVICE RULE does not apply for purposes of determining eligibility or vesting under the Plan. [If this selection a. is not checked, the Rule of Parity Break in Service Rule applies for purposes of eligibility and vesting. (See Sections 1.6 and 4.6 of the BPD.)]

          [ ]  b.   ONE-YEAR HOLDOUT BREAK IN SERVICE RULE.

                    [ ]  (1)  Applies to determine eligibility for: [Check one or both.]

                              [ ]  (a)  Employer Contributions (other than
                                        Section 401(k) Deferrals).

                              [ ]  (b)  Section 401(k) Deferrals. (See Section
                                        1.6(c) of the BPD.)

                    [ ]  (2)  Applies to determine vesting. (See Section 4.6(a)
                              of the BPD.)

[ ] 46. SPECIAL RULES FOR APPLYING EQUIVALENCY METHOD. [This #46 may only be checked if #41.b. and/or #43.b. is checked above.]

          [ ]  a.   ALTERNATIVE METHOD. Instead of applying the Equivalency
                    Method on the basis of months worked, the following method will apply. (See Section 6.5(a) of the BPD.)

                    [ ]  (1)  DAILY METHOD. Each Employee will be credited with
                              10 Hours of Service for each day worked.

                    [ ]  (2)  WEEKLY METHOD. Each Employee will be credited with
                              45 Hours of Service for each week worked.

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                    [ ]  (3)  SEMI-MONTHLY METHOD. Each Employee will be
                              credited with 95 Hours of Service for each semi-monthly payroll period worked.

          [ ]  b.   APPLICATION OF SPECIAL RULES. The alternative method elected in a. applies for purposes of: [Check (1) and/or (2).]

                    [ ]  (1)  Eligibility. [Check this (1) only if #41.b. is
                              checked above.]

                    [ ]  (2)  Vesting. [Check this (2) only if #43.b. is checked above.]

                  PART 8 - ALLOCATION OF FORFEITURES

                      (See Article 5 of the BPD)

     [ ] CHECK THIS SELECTION IF ALL CONTRIBUTIONS UNDER THE PLAN ARE 100% VESTED AND SKIP THIS PART 8. (SEE SECTION 5.5 OF THE BPD FOR THE DEFAULT FORFEITURE RULES IF NO FORFEITURE ALLOCATION METHOD IS SELECTED UNDER THIS PART 8.)

     47.  TIMING OF FORFEITURE ALLOCATIONS:

                  (1)         (2)
               EMPLOYER     EMPLOYER
                 MATCH    NONELECTIVE
               --------   -----------
          a.      [X]         [X]       In the same Plan Year in which the forfeitures occur.

          b.      [ ]         [ ]       In the Plan Year following the Plan Year in which the
                                        forfeitures occur.

     48.  METHOD OF ALLOCATING FORFEITURES: (See the operating rules in Section
          5.5 of the BPD.)

                  (1)          (2)
               EMPLOYER     EMPLOYER
                 MATCH    NONELECTIVE
               --------   -----------
          a.      [ ]         [ ]       Reallocate as additional Employer Nonelective
                                        Contributions using the allocation method specified in
                                        Part 4C, #21 of this Agreement. If no allocation method
                                        is specified, use the Pro Rata Allocation Method under
                                        Part 4C, #21.a. of this Agreement.

          b.      [ ]         [ ]       Reallocate as additional Employer Matching
                                        Contributions using the discretionary allocation method
                                        in Part 4B, #16.b. of this Agreement.

          c.      [X]         [X]       Reduce the: [Check one or both.]

                                        [X]  (a)  Employer Matching Contributions

                                        [X]  (b)  Employer Nonelective Contributions

                                        the Employer would otherwise make for the Plan Year in
                                        which the forfeitures are allocated. [NOTE: If both (a)
                                        and (b) are checked, the Employer may adjust its
                                        contribution deposits in any manner, provided the total
                                        Employer Matching Contributions and Employer
                                        Nonelective Contributions (as applicable) properly take
                                        into account the forfeitures used to reduce such
                                        contributions for that Plan Year.]

[X] 49. PAYMENT OF PLAN EXPENSES. Forfeitures are first used to pay Plan expenses for the Plan Year in which the forfeitures are to be allocated. (See Section 5.5(c) of the BPD.) Any remaining forfeitures are allocated as provided in #48 above.

[X] 50. MODIFICATION OF CASH-OUT RULES. The Cash-Out Distribution rules are modified in accordance with Sections 5.3(a)(1)(i)(C) and 5.3(a)(1)(ii)(C) of the BPD to allow for an immediate forfeiture, regardless of any additional allocations during the Plan Year.

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             PART 9 - DISTRIBUTIONS AFTER TERMINATION OF EMPLOYMENT

                          (See Section 8.3 of the BPD)

     - THE ELECTIONS IN THIS PART 9 ARE SUBJECT TO THE OPERATING RULES IN ARTICLES 8 AND 9 OF THE BPD.

     51. VESTED ACCOUNT BALANCES IN EXCESS OF $5,000. Distribution is first available as soon as administratively feasible following:

          [X]  a.   the Participant's employment termination date.

          [ ]  b.   the end of the Plan Year that contains the Participant's
                    employment termination date.

          [ ]  c.   the first Valuation Date following the Participant's
                    termination of employment.

          [ ]  d.   the Participant's Normal Retirement Age (or Early Retirement
                    Age, if applicable) or, if later, the Participant's employment termination date.

          [ ]  e.   (Describe distribution event)

                    _______________________________________________________

                    [PRACTITIONER NOTE: Any distribution event described in e. will apply uniformly to all Participants under the Plan.]

     52. VESTED ACCOUNT BALANCES OF $5,000 OR LESS. Distribution will be made in a LUMP SUM as soon as administratively feasible following:

          [X]  a.   the Participant's employment termination date.

          [ ]  b.   the end of the Plan Year that contains the Participant's
                    employment termination date.

          [ ]  c.   the first Valuation Date following the Participant's
                    termination of employment.

          [ ]  d.   (Describe distribution event):
                    _______________________________________________________

                    [PRACTITIONER NOTE: Any distribution event described in d. will apply uniformly to all Participants under the Plan.]

[X]  53.  DISABLED PARTICIPANT. A Disabled Participant (as defined in Section
          22.53 of the BPD) may request a distribution (if earlier than otherwise permitted under #51 or #52 (as applicable)) as soon as administratively feasible following:

          [X]  a.   the date the Participant becomes Disabled.

          [ ]  b.   the end of the Plan Year in which the Participant
                    becomes Disabled.

          [ ]  c.   (Describe distribution event):

                    _______________________________________________________

                    [PRACTITIONER NOTE: Any distribution event described in c. will apply uniformly to all Participants under the Plan.]

[ ]  54.  HARDSHIP WITHDRAWALS FOLLOWING TERMINATION OF EMPLOYMENT. A terminated
          Participant may request a Hardship withdrawal (as defined in Section
          8.6 of the BPD) before the date selected in #51 or #52 above, as applicable.

[ ]  55.  SPECIAL OPERATING RULES.

          [ ]  a.   MODIFICATION OF PARTICIPANT CONSENT REQUIREMENT. A
                    Participant must consent to a distribution from the Plan, even if the Participant's vested Account Balance does not exceed $5,000. See Section 8.3(b) of the BPD. [NOTE: If this
                    a. is not checked, the involuntary distribution rules under
                    Section 8.3(b) of the BPD apply.]

          [ ]  b.   DISTRIBUTION UPON ATTAINMENT OF NORMAL RETIREMENT AGE (OR
                    AGE 62, IF LATER). A distribution from the Plan will be made without a Participant's consent if such Participant has terminated employment and has attained Normal Retirement Age
                    (or age 62, if later). See Section 8.7 of the BPD.

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                       PART 10 - IN-SERVICE DISTRIBUTIONS

                          (See Section 8.5 of the BPD)

     - THE ELECTIONS IN THIS PART 10 ARE SUBJECT TO THE OPERATING RULES IN ARTICLES 8 AND 9 OF THE BPD.

     56.       PERMITTED IN-SERVICE DISTRIBUTION EVENTS: [Elections under the
               Section 401(k) Deferrals column also apply to any QNECs, QMACs, and Safe Harbor Contributions unless otherwise specified in d. below.]

                       (1)
                     Section       (2)         (3)
                      401(K)    EMPLOYER     EMPLOYER
                    DEFERRALS     MATCH    NONELECTIVE
                    ---------   --------   -----------
               a.      [ ]         [ ]         [ ]       In-service distributions are not available.

               b.      [X]         [X]         [X]       After age 59-1/2. [If earlier than age 59 1/2 age
                                                         is deemed to be age 59 1/2 for Section 401(k)
                                                         Deferrals if the selection is checked under that
                                                         column.]

               c.      [X]         [X]         [X]       A safe harbor Hardship described in Section 8.6(a)
                                                         of the BPD. [Note: Not applicable to QNECs, QMACs
                                                         and Safe Harbor Contributions.]

               d.      N/A         [ ]         [ ]       A Hardship described in Section 8.6 (b) of the BPD.

               e.      N/A         [ ]         [ ]       After the Participant has participated in the Plan
                                                         for at least _____  years (cannot be less than 5
                                                         years).

               f.      N/A        [N/A]       [N/A]      At any time with respect to the portion of the
                                                         vested Account Balance derived from contributions
                                                         accumulated in the Plan for at least 2 years.

               g.      [ ]         [ ]         [ ]       Upon a Participant becoming Disabled (as defined in
                                                         Section 22.53).

               h.      [ ]         [ ]         [ ]       Attainment of Normal Retirement Age. [If earlier
                                                         than age 59 1/2, age is deemed to be 59 1/2 for
                                                         Section 401(k) Deferrals if the selection is
                                                         checked under that column.]

               i.      N/A         [ ]         [ ]       Attainment of Early Retirement Age.

     57.       LIMITATIONS THAT APPLY TO IN-SERVICE DISTRIBUTIONS:

               [ ]  a.   Available only if the Account which is subject to
                         withdrawal is 100% vested. (See Section 4.8 of the BPD for special vesting rules if NOT checked.)

               [ ]  b.   No more than ____ in-service distribution(s) in a Plan
                         Year.

               [ ]  c.   The minimum amount of any in-service distribution will
                         be $____ (may not exceed $1,000).

               [ ]  d.   (Describe limitations on in-service distributions) ____

               [PRACTITIONER NOTE: Any limitations described in d. will apply uniformly to all Participants under the Plan.]

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                         PART 11 - DISTRIBUTION OPTIONS

                          (See Section 8.1 of the BPD)

     58.       OPTIONAL FORMS OF PAYMENT AVAILABLE UPON TERMINATION OF
               EMPLOYMENT:

               [X]  a.   Lump sum distribution of entire vested Account Balance.

               [ ]  b.   Single sum distribution of a portion of vested Account
                         Balance.

               [ ]  c.   Installments for a specified term or specified dollar
                         amount.

               [X]  d.   Installments for required minimum distributions only.

               [ ]  e.   Annuity payments (see Section 8.1 of the BPD).

               [ ]  f.   (Describe optional forms or limitations on available
                         forms) __________________________

               [PRACTITIONER NOTE: Unless specified otherwise in f., a Participant may receive a distribution in any combination of the forms of payment selected in a. - f. Any optional forms or limitations described in f. will apply uniformly to all Participants under the Plan.]

     59. APPLICATION OF THE QUALIFIED JOINT AND SURVIVOR ANNUITY (QJSA) AND QUALIFIED PRERETIREMENT SURVIVOR ANNUITY (QPSA) PROVISIONS:
               (See Article 9 of the BPD.)

               [X]  a.   DO NOT APPLY. [NOTE: The QJSA and QPSA provisions
                         automatically apply to any assets of the Plan that were received as a transfer from another plan that was subject to the QJSA and QPSA rules. If this a. is checked, the QJSA and QPSA rules generally will apply only with respect to transferred assets or if distribution is made in the form of life annuity. See
                         Section 9.1(b) of the BPD.]

               [ ]  b.   APPLY, with the following modifications: [Check this b.
                         to have all assets under the Plan be subject to the QJSA and QPSA requirements. See Section 9.1(a) of the
                         BPD.]

                         [ ]  (1)  NO MODIFICATIONS.

                         [ ]  (2)  MODIFIED QJSA BENEFIT. Instead of a 50%
                                   survivor benefit, the normal form of the QJSA provides the following survivor benefit to the spouse:

                                   [ ]  (a)  100%.

                                   [ ]  (b)  75%.

                                   [ ]  (c)  66 2/3%.

                         [ ]  (3)  MODIFIED QPSA BENEFIT. Instead of a 50% QPSA
                                   benefit, the QPSA benefit is 100% of the Participant's vested Account Balance.

               [ ]  c.   ONE-YEAR MARRIAGE RULE. The one-year marriage rule
                         under Sections 8.4(c)(4) and 9.3 of the BPD applies.
                         Under this rule, a Participant's spouse will not be treated as a surviving spouse unless the Participant and spouse were married for at least one year at the time of the Participant's death.

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                       PART 12 - ADMINISTRATIVE ELECTIONS

     - USE THIS PART 12 TO IDENTIFY ADMINISTRATIVE ELECTIONS AUTHORIZED BY THE BPD. THESE ELECTIONS MAY BE CHANGED WITHOUT REEXECUTING THIS AGREEMENT BY SUBSTITUTING A REPLACEMENT OF THIS PAGE WITH NEW ELECTIONS. TO THE EXTENT THIS PART 12 IS NOT COMPLETED, THE DEFAULT PROVISIONS IN THE BPD APPLY.

     60.       Are PARTICIPANT LOANS permitted? (See Article 14 of the BPD.)

               [ ]  a.   No

               [X]  b.   Yes

                         [X]  (1)  Use the default loan procedures under Article
                                   14 of the BPD.

                         [ ]  (2)  Use a separate written loan policy to modify
                                   the default loan procedures under Article 14 of the BPD.

     61. Are Participants permitted to DIRECT INVESTMENTS? (See Section 13.5(c) of the BPD.)

               [ ]  a.   No

               [X]  b.   Yes

                         [X]  (1)  Specify Accounts: all accounts

                         [X]  (2)  Check this selection if the Plan is intended
                                   to comply with ERISA Section 404(C). (See
                                   Section 13.5(c)(2) of the BPD.)

     62. Is any portion of the Plan DAILY VALUED? (See Section 13.2(b) of the BPD.)

               [ ]  a.   No

               [X]  b.   Yes. Specify Accounts and/or investment options: all
                         accounts

     63. Is any portion of the Plan VALUED PERIODICALLY (other than daily)? (See Section 13.2(a) of the BPD.)

               [X]  a.   No

               [ ]  b.   Yes

                         [ ]  (1)  Specify Accounts and/or investment
                                   options: _____

                         [ ]  (2)  Specify valuation date(s): _____

                         [ ]  (3)  The following special allocation rules apply:
                                   [If this (3) is not checked, the Balance
                                   Forward Method under Section 13.4(a) of the
                                   BPD applies.]

                                   [ ]  (a)  Weighted average method. (See
                                             Section 13.4(a)(2)(i) of the BPD.)

                                   [ ]  (b)  Adjusted percentage method, taking
                                             into account % of contributions
                                             made during the valuation period.
                                             (See Section 13.4(a)(2)(ii) of the
                                             BPD.)

                                   [ ]  (c)  (Describe allocation rules) _____

                                   [PRACTITIONER NOTE: Any allocation rules described in (c) must be in accordance with a definite predetermined formula that is not based on compensation, that satisfies the nondiscrimination requirements of Section 1.401(a)(4) of the regulations, and that is applied uniformly to all Participants.]

     64. Does the Plan accept ROLLOVER CONTRIBUTIONS? (See Section 3.2 of the BPD.)

               [ ]  a.   No

               [X]  b.   Yes

     65.       Are LIFE INSURANCE investments permitted? (See Article 15 of the
               BPD.)

               [X]  a.   No

               [ ]  b.   Yes

     66. Do the DEFAULT QDRO PROCEDURES under Section 11.5 of the BPD apply?

               [ ]  a.   No

               [X]  b.   Yes

     67. Do the DEFAULT CLAIMS PROCEDURES under Section 11.6 of the BPD apply?

               [ ]  a.   No

               [X]  b.   Yes

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

                        PART 13 - MISCELLANEOUS ELECTIONS

     - THE FOLLOWING ELECTIONS OVERRIDE CERTAIN DEFAULT PROVISIONS UNDER THE BPD AND PROVIDE SPECIAL RULES FOR ADMINISTERING THE PLAN. COMPLETE THE FOLLOWING ELECTIONS TO THE EXTENT THEY APPLY TO THE PLAN.

[X]  68.       DETERMINATION OF HIGHLY COMPENSATED EMPLOYEES.

               [X]  a.   The TOP-PAID GROUP TEST applies. [If this selection a.
                         is not checked, the Top-Paid Group Test will NOT apply.
                         See Section 22.99(b)(4) of the BPD.]

               [ ]  b.   The CALENDAR YEAR ELECTION applies. [This selection b.
                         may only be chosen if the Plan Year is NOT the calendar year. See Section 22.99(b)(5) of the BPD.]

[ ]  69.       SPECIAL ELECTIONS FOR APPLYING THE ANNUAL ADDITIONS LIMITATION
               UNDER CODE Section 415.

               [ ]  a.   The LIMITATION YEAR is the 12-month period ending ____.
                         [If this selection a. is not checked, the Limitation
                         Year is the same as the Plan Year.]

               [ ]  b.   Total Compensation includes IMPUTED COMPENSATION for a
                         terminated Participant who is permanently and totally
                         Disabled. (See Section 7.4(g)(3) of the BPD.)

               [ ]  c.   OPERATING RULES. Instead of the default provisions
                         under Article 7 of the BPD, the following rules apply: _________

[ ]  70.       ELECTION TO USE OLD-LAW REQUIRED BEGINNING DATE. The Old-Law
               Required Beginning Date (as defined in Section 10.3(a)(2) of the
               BPD) applies instead of the Required Beginning Date rules under
               Section 10.3(a)(1) of the BPD.

[X]  71.       SERVICE CREDITED WITH PREDECESSOR EMPLOYERS: (See Section 6.7 of
               the BPD.)

               [X]  a.   (Identify Predecessor Employers) VitalWorks, Inc.

               [X]   b.  Service is credited with these Predecessor Employers
                         for the following purposes:

                         [X]  (1)  The eligibility service requirements elected
                                   in Part 1 of this Agreement.

                         [X]  (2)  The vesting schedule(s) elected in Part 6 of
                                   this Agreement.

                         [X]  (3)  The allocation requirements elected in Part 4
                                   of this Agreement.

               [ ]  c.   The following service will not be recognized:
                         ________________________________

                         [NOTE: If the Employer is maintaining the Plan of a Predecessor Employer, service with such Predecessor Employer must be counted for all purposes under the Plan. This #71 may be completed with respect to such Predecessor Employer indicating all service under selections (1), (2) and (3) will be credited. The failure to complete this #71 where the Employer is maintaining the Plan of a Predecessor Employer will not override the requirement that such predecessor service be credited for all purposes under the Plan. (See
                         Section 6.7 of the BPD.) If the Employer is not maintaining the Plan of a Predecessor Employer, service with such Predecessor Employer will be credited under this Plan ONLY if specifically elected under this #71. If the above crediting rules are to apply differently to service with different Predecessor Employers, attach separately completed elections for this item, using the same format as above but listing only those Predecessor Employers to which the separate attachment relates.]

[ ]  72.       SPECIAL RULES WHERE EMPLOYER MAINTAINS MORE THAN ONE PLAN.

               [ ]  a.   TOP-HEAVY MINIMUM CONTRIBUTION - EMPLOYER MAINTAINS
                         THIS PLAN AND ONE OR MORE DEFINED CONTRIBUTION PLANS.
                         If this Plan is a Top-Heavy Plan, the Employer will provide any required top-heavy minimum contribution under: (See Section 16.2(a)(5)(i) of the BPD.)

                         [ ]  (1)  This Plan.

                         [ ]  (2)  The following Defined Contribution Plan
                                   maintained by the Employer: ________________

                         [ ]  (3)  Describe method for providing the top-heavy
                                   minimum contribution: _________________

               [ ]  b.   TOP-HEAVY MINIMUM BENEFIT - EMPLOYER MAINTAINS THIS
                         PLAN AND ONE OR MORE DEFINED BENEFIT PLANS. If this
                         Plan is a Top-Heavy Plan, the Employer will provide any required top-heavy minimum contribution or benefit under: (See Section 16.2(a)(5)(ii) of the BPD.)

                         [ ]  (1)  This Plan, but the minimum required
                                   contribution is increased from 3% to 5% of Total Compensation for the Plan Year.

                         [ ]  (2)  The following Defined Benefit Plan maintained
                                   by the Employer: _________________

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

                         [ ]  (3)  Describe method for providing the top-heavy
                                   minimum contribution: _______________________
                                   _____________________________________________

               [ ]  c.   LIMITATION ON ANNUAL ADDITIONS. This c. should be
                         checked only if the Employer maintains another Defined
                         Contribution Plan in which any Participant is a participant, and the Employer will not apply the rules set forth under Section 7.2 of the BPD. Instead, the Employer will limit Annual Additions in the following manner: ____________

[X]  73.       SPECIAL DEFINITION OF DISABLED. In applying the allocation conditions under Parts 4B and 4C, the special vesting provisions under Part 6, and the distribution provisions under Parts 9 and 10 of this Agreement, the following definition of Disabled applies instead of the definition under Section 22.53 of the BPD:
               a person shall be treated as disabled if termination of employment results from the person being disabled within the meaning of the Company's long-term disability program, as determined by the long-term disability carrier or its agents.

               [NOTE: Any definition included under this #73 must satisfy the requirements of Section 1.401(a)(4) of the regulations and must be applied uniformly to all Participants.]

[ ]  74.       FAIL-SAFE COVERAGE PROVISION. [This selection #74 must be checked to apply the Fail-Safe Coverage Provision under Section 2.7 of the BPD.]

               [ ]  a.   The Fail-Safe Coverage Provision described in Section
                         2.7 of the BPD applies without modification.

               [ ]  b.   The Fail-Safe Coverage Provisions described in Section
                         2.7 of the BPD applies with the following modifications:

                         [ ]  (1)  The special rule for Top-Heavy Plans under
                                   Section 2.7(a) of the BPD does not apply.

                         [ ]  (2)  The Fail-Safe Coverage Provision is based on
                                   Included Compensation as described under
                                   Section 2.7(d) of the BPD.

[ ]  75.       ELECTION NOT TO PARTICIPATE (SEE SECTION 1.10 OF THE BPD). An
               Employee may make a one-time irrevocable election not to participate under the Plan upon inception of the Plan or at any time prior to the time the Employee first becomes eligible to participate under any plan maintained by the Employer. [NOTE: Use of this provision could result in a violation of the minimum coverage rules under Code Section 410(b).]

[X]  76.       PROTECTED BENEFITS. If there are any Protected Benefits provided under this Plan that are not specifically provided for under this Agreement, check this #76 and attach an addendum to this Agreement describing the Protected Benefits.

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

                                   ADDENDUM TO
                   AMICAS, INC. 401(K) RETIREMENT SAVINGS PLAN

This will certify that this is a benefit, right or feature which has accrued under the predecessor Plan which cannot be cut back under Section 411(d)(6) of the Internal Revenue Code of 1986, as amended.

Effective December 1, 2005 the VitalWorks Inc. 401(k) Profit Sharing Plan merged into this Plan. All benefits, rights, and features in the VitalWorks Inc. 401(k) Profit Sharing Plan are as lenient as the benefits, rights and features in the AMICAS, Inc. 401(k) Retirement Savings Plan and are hereby protected as required under Section 411(d)(6) of the Internal Revenue Code.

The following vesting schedule shall apply to the prior Matching and Profit Sharing accounts for those Participants who terminated employment with VitalWorks, Inc. prior to January 1, 2003. All other participants who accrued an hour of service on or after January 1, 2003 will follow the 3-year graded vesting schedule provided in the Adoption Agreement.

Years of Service   Vesting Percentage
----------------   ------------------
1                          20%
2                          40%
3                          60%
4                          80%
5                         100%

Distributions under the VitalWorks Inc. 401(k) Profit Sharing Plan are allowed in the form of lump sum cash payments.

A participant shall be allowed to take in-service withdrawals under the Plan at any time upon attaining age 59-1/2 from vested amounts that were transferred to the Plan from the VitalWorks Inc. 401(k) Profit Sharing Plan.

A Participant's Normal Retirement Date, with respect to benefits accrued by a Participant under the VitalWorks Inc. 401(k) Profit Sharing Plan before the effective date of the merger, shall follow the Normal Retirement Age provisions as outlined in this Plan, which is attainment of age 65.

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

                                 SIGNATURE PAGE

By signing this page, the Employer agrees to adopt (or amend) the Plan which consists of BPD #01 and the provisions elected in this Agreement. The Employer agrees that the Prototype Sponsor has no responsibility or liability regarding the suitability of the Plan for the Employer's needs or the options elected under this Agreement. It is recommended that the Employer consult with legal counsel before executing this Agreement.

77.  NAME AND TITLE OF AUTHORIZED   SIGNATURE(S):                  DATE:
     REPRESENTATIVE(S):


     Joseph D. Hill, CFO            /s/ Joseph D. Hill             12-01-05
     ---------------------------    ----------------------------   --------


     ----------------------------   ----------------------------   --------


     ----------------------------   ----------------------------   --------

78.  EFFECTIVE DATE OF THIS AGREEMENT:

     [ ] a. NEW PLAN. Check this selection if this is a new Plan. Effective Date of the Plan is: ___________

     [X] b. RESTATED PLAN. Check this selection if this is a restatement of an existing plan. Effective Date of the restatement is: December 1, 2005

          (1) Designate the plan(s) being amended by this restatement: AMICAS, Inc. 401(k) Retirement Savings Plan

          (2)  Designate the original Effective Date of this Plan (optional):
               January 1, 2001

     [ ] c. AMENDMENT BY PAGE SUBSTITUTION. Check this selection if this is an amendment by substitution of certain pages of this Adoption Agreement. [If this c. is checked, complete the remainder of this Signature Page in the same manner as the Signature Page being replaced.]

          (1)  Identify the page(s) being replaced: _______________________

          (2)  Effective Date(s) of such changes: _________________________

     [ ] d. SUBSTITUTION OF SPONSOR. Check this selection if a successor to the original plan sponsor is continuing this Plan as a successor sponsor, and substitute page 1 to identify the successor as the Employer.

          (1)  Effective Date of the amendment is: ________________________

[ ] 79. Check this #79 if any SPECIAL EFFECTIVE DATES apply under Appendix A of this Agreement and complete the relevant sections of Appendix A.

80. PROTOTYPE SPONSOR INFORMATION. The Prototype Sponsor will inform the Employer of any amendments made to the Plan and will notify the Employer if it discontinues or abandons the Plan. The Employer may direct inquiries regarding the Plan or the effect of the Favorable IRS Letter to the Prototype Sponsor or its authorized representative at the following location:

     a.   NAME OF PROTOTYPE SPONSOR (OR AUTHORIZED REPRESENTATIVE):

          Prudential Retirement Services


          Signed for by: /s/ Kathryn A. Maloney
                         ----------------------------------
          Title: Assistant Secretary
          Date: December 2, 2005

     b.   ADDRESS OF PROTOTYPE SPONSOR (OR AUTHORIZED REPRESENTATIVE):

          751 Broad Street, Newark, NJ 07102-3777

     c.   TELEPHONE NUMBER OF PROTOTYPE SPONSOR (OR AUTHORIZED REPRESENTATIVE):

          1-800-848-4015

IMPORTANT INFORMATION ABOUT THIS PROTOTYPE PLAN. A failure to properly complete the elections in this Agreement or to operate the Plan in accordance with applicable law may result in disqualification of the Plan. The Employer may rely on the Favorable IRS Letter issued by the National Office of the Internal Revenue Service to the Prototype Sponsor as evidence that the Plan is qualified under Section 401 of the Code, to the extent provided in Announcement 2001-77. The Employer may not rely on the Favorable IRS Letter in certain circumstances or with respect to certain qualification requirements, which are specified in the Favorable IRS Letter issued with respect to the Plan and in Announcement 2001-77. In order to obtain reliance in such circumstances or with respect to such qualification requirements, the Employer must apply to the office of Employee Plans Determinations of the Internal Revenue Service for a determination letter. See Section 22.87 of the BPD.

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

                               TRUSTEE DECLARATION

By signing this Trustee Declaration, the Trustee agrees to the duties, responsibilities and liabilities imposed on the Trustee by the BPD #01 and this Agreement.

81.  NAME(S) OF TRUSTEE(S):         SIGNATURE(S) OF TRUSTEE(S):   DATE:

     Prudential Bank & Trust, FSB
     ----------------------------   ---------------------------   ---------


     ----------------------------   ---------------------------   ---------


     ----------------------------   ---------------------------   ---------


     ----------------------------   ---------------------------   ---------


     ----------------------------   ---------------------------   ---------

82.  EFFECTIVE DATE OF THIS TRUSTEE DECLARATION: December 1, 2005

83.  THE TRUSTEE'S INVESTMENT POWERS ARE:

     [ ] a. DISCRETIONARY TRUSTEE. The Trustee has discretion to invest Plan assets. This discretion is limited to the extent Participants are permitted to give investment direction, or to the extent the Trustee is subject to direction from the Plan Administrator, the Employer, an Investment Manager or other Named Fiduciary.

     [ ] b. DIRECTED TRUSTEE ONLY. The Trustee may only invest Plan assets as directed by Participants or by the Plan Administrator, the Employer, an Investment Manager or other Named Fiduciary.

     [ ] c. SEPARATE TRUST AGREEMENT. The Trustee's investment powers are determined under the Limited Scope Audit Directed Trustee Trust Agreement. [NOTE: The separate trust document is incorporated as part of this Plan and must be attached hereto. The responsibilities, rights and powers of the Trustee are those specified in the separate trust agreement. If this c. is checked, the Trustee need not sign or date this Trustee Declaration under #81 above.]

     [X] d. SEPARATE TRUST AGREEMENT. The Trustee's investment powers are determined under the Prudential Bank & Trust, FSB Trust Agreement. [Note: The separate trust document is incorporated as part of this Plan and must be attached hereto. The responsibilities, rights and powers of the Trustee are those specified in the separate trust agreements and will be effective as of the date the separate trust agreement is countersigned by an officer of Prudential Bank & Trust, FSB. If this d. is checked, the Trustee need not sign or date this Trustee Declaration under #81 above.]

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

                                     EGTRRA
                                AMENDMENT TO THE

                         PRUDENTIAL RETIREMENT SERVICES
                       DEFINED CONTRIBUTION PLAN AND TRUST

EGTRRA - Sponsor

                                    ARTICLE I
                                    PREAMBLE

1.1 Adoption and effective date of amendment. This amendment of the plan is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). This amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, this amendment shall be effective as of the first day of the first plan year beginning after December 31, 2001.

1.2 Adoption by prototype sponsor. Except as otherwise provided herein, pursuant to Section 5.01 of Revenue Procedure 2000-20 (or pursuant to the corresponding provision in Revenue Procedure 89-9 or Revenue Procedure 89-13), the sponsor hereby adopts this amendment on behalf of all adopting employers.

1.3 Supersession of inconsistent provisions. This amendment shall supersede the provisions of the plan to the extent those provisions are inconsistent with the provisions of this amendment.

                                   ARTICLE II
                          ADOPTION AGREEMENT ELECTIONS

     THE QUESTIONS IN THIS ARTICLE II ONLY NEED TO BE COMPLETED IN ORDER TO OVERRIDE THE DEFAULT PROVISIONS SET FORTH BELOW. IF ALL OF THE DEFAULT PROVISIONS WILL APPLY, THEN THESE QUESTIONS SHOULD BE SKIPPED AND THE EMPLOYER DOES NOT NEED TO EXECUTE THIS AMENDMENT.

     UNLESS THE EMPLOYER ELECTS OTHERWISE IN THIS ARTICLE II, THE FOLLOWING DEFAULTS APPLY:

     1) THE VESTING SCHEDULE FOR MATCHING CONTRIBUTIONS WILL BE A 6 YEAR GRADED SCHEDULE (IF THE PLAN CURRENTLY HAS A GRADED SCHEDULE THAT DOES NOT SATISFY EGTRRA) OR A 3 YEAR CLIFF SCHEDULE (IF THE PLAN CURRENTLY HAS A CLIFF SCHEDULE THAT DOES NOT SATISFY EGTRRA), AND SUCH SCHEDULE WILL APPLY TO ALL MATCHING CONTRIBUTIONS (EVEN THOSE MADE PRIOR TO
          2002).

     2) ROLLOVERS ARE AUTOMATICALLY EXCLUDED IN DETERMINING WHETHER THE $5,000 THRESHOLD HAS BEEN EXCEEDED FOR AUTOMATIC CASH-OUTS (IF THE PLAN IS NOT SUBJECT TO THE QUALIFIED JOINT AND SURVIVOR ANNUITY RULES AND PROVIDES FOR AUTOMATIC CASH-OUTS). THIS IS APPLIED TO ALL PARTICIPANTS REGARDLESS OF WHEN THE DISTRIBUTABLE EVENT OCCURRED.

     3) THE SUSPENSION PERIOD AFTER A HARDSHIP DISTRIBUTION IS MADE WILL BE 6 MONTHS AND THIS WILL ONLY APPLY TO HARDSHIP DISTRIBUTIONS MADE AFTER 2001.

     4)   CATCH-UP CONTRIBUTIONS WILL BE ALLOWED.

     5) FOR TARGET BENEFIT PLANS, THE INCREASED COMPENSATION LIMIT OF $200,000 WILL BE APPLIED RETROACTIVELY (I.E., TO YEARS PRIOR TO 2002).

2.1  VESTING SCHEDULE FOR MATCHING CONTRIBUTIONS

     If there are matching contributions subject to a vesting schedule that does not satisfy EGTRRA, then unless otherwise elected below, for participants who complete an hour of service in a plan year beginning after December 31, 2001, the following vesting schedule will apply to all matching contributions subject to a vesting schedule:

     If the plan has a graded vesting schedule (i.e., the vesting schedule includes a vested percentage that is more than 0% and less than 100%) the following will apply:

Years of vesting service   Nonforfeitable percentage
------------------------   -------------------------
            2                          20%
            3                          40%
            4                          60%
            5                          80%
            6                         100%

     If the plan does not have a graded vesting schedule, then matching contributions will be nonforfeitable upon the completion of 3 years of vesting service.

     In lieu of the above vesting schedule, the employer elects the following schedule:

     a. [ ] 3 year cliff (a participant's accrued benefit derived from employer matching contributions shall be nonforfeitable upon the participant's completion of three years of vesting service).

     b. [ ] 6 year graded schedule (20% after 2 years of vesting service and an additional 20% for each year thereafter).

     c.   [ ]  Other (must be at least as liberal as a. or the b. above):

Years of vesting service   Nonforfeitable percentage
------------------------   -------------------------
        ________                   _________%
        ________                   _________%
        ________                   _________%
        ________                   _________%
        ________                   _________%
        ________                   _________%

     The vesting schedule set forth herein shall only apply to participants who complete an hour of service in a plan year beginning after December 31, 2001, and, unless the option below is elected, shall apply to all matching contributions subject to a vesting schedule.

     d. [ ] The vesting schedule will only apply to matching contributions made in plan years beginning after December 31, 2001 (the prior schedule will apply to matching contributions made in prior plan years).

2.2 EXCLUSION OF ROLLOVERS IN APPLICATION OF INVOLUNTARY CASH-OUT PROVISIONS (FOR PROFIT SHARING AND 401(K) PLANS ONLY). If the plan is not subject to the qualified joint and survivor annuity rules and includes involuntary cash-out provisions, then unless one of the options below is elected, effective for distributions made after December 31, 2001, rollover contributions will be excluded in determining the value of the participant's nonforfeitable account balance for purposes of the plan's involuntary cash-out rules.

     a.   [ ]  Rollover contributions will not be excluded.

     b. [ ] Rollover contributions will be excluded only with respect to distributions made after __________. (Enter a date no earlier than December 31, 2001)

     c. [ ] Rollover contributions will only be excluded with respect to participants who separated from service after __________. (Enter a date. The date may be earlier than December 31, 2001.)

2.3 SUSPENSION PERIOD OF HARDSHIP DISTRIBUTIONS. If the plan provides for hardship distributions upon satisfaction of the safe harbor (deemed) standards as set forth in Treas. Reg. Section 1.401(k)-1(d)(2)(iv), then, unless the option below is elected, the suspension period following a hardship distribution shall only apply to hardship distributions made after December 31, 2001.

          [ ] With regard to hardship distributions made during 2001, a participant shall be prohibited from making elective deferrals and employee contributions under this and all other plans until the later of January 1, 2002, or 6 months after receipt of the distribution.

2.4 CATCH-UP CONTRIBUTIONS (FOR 401(K) PROFIT SHARING PLANS ONLY): The plan permits catch-up contributions (Article VI) unless the option below is elected.

          [ ]  The plan does not permit catch-up contributions to be made.

2.5 FOR TARGET BENEFIT PLANS ONLY: The increased compensation limit ($200,000 limit) shall apply to years prior to 2002 unless the option below is elected.

          [ ] The increased compensation limit will not apply to years prior to 2002.

                                   ARTICLE III
                        VESTING OF MATCHING CONTRIBUTIONS

3.1 Applicability. This Article shall apply to participants who complete an Hour of Service after December 31, 2001, with respect to accrued benefits derived from employer matching contributions made in plan years beginning after December 31, 2001. Unless otherwise elected by the employer in
     Section 2.1 above, this Article shall also apply to all such participants with respect to accrued benefits derived from employer matching contributions made in plan years beginning prior to January 1, 2002.

3.2 Vesting schedule. A participant's accrued benefit derived from employer matching contributions shall vest as provided in Section 2.1 of this amendment.

                                   ARTICLE IV
                              INVOLUNTARY CASH-OUTS

4.1 Applicability and effective date. If the plan provides for involuntary cash-outs of amounts less than $5,000, then unless otherwise elected in
     Section 2.2 of this amendment, this Article shall apply for distributions made after December 31,

     2001, and shall apply to all participants. However, regardless of the preceding, this Article shall not apply if the plan is subject to the qualified joint and survivor annuity requirements of Sections 401(a)(11) and 417 of the Code.

4.2 Rollovers disregarded in determining value of account balance for involuntary distributions. For purposes of the Sections of the plan that provide for the involuntary distribution of vested accrued benefits of $5,000 or less, the value of a participant's nonforfeitable account balance shall be determined without regard to that portion of the account balance that is attributable to rollover contributions (and earnings allocable thereto) within the meaning of Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16) of the Code. If the value of the participant's nonforfeitable account balance as so determined is $5,000 or less, then the plan shall immediately distribute the participant's entire nonforfeitable account balance.

                                    ARTICLE V
                             HARDSHIP DISTRIBUTIONS

5.1 Applicability and effective date. If the plan provides for hardship distributions upon satisfaction of the safe harbor (deemed) standards as set forth in Treas. Reg. Section 1.401(k)-1(d)(2)(iv), then this Article shall apply for calendar years beginning after 2001.

5.2 Suspension period following hardship distribution. A participant who receives a distribution of elective deferrals after December 31, 2001, on account of hardship shall be prohibited from making elective deferrals and employee contributions under this and all other plans of the employer for 6 months after receipt of the distribution. Furthermore, if elected by the employer in Section 2.3 of this amendment, a participant who receives a distribution of elective deferrals in calendar year 2001 on account of hardship shall be prohibited from making elective deferrals and employee contributions under this and all other plans until the later of January 1, 2002, or 6 months after receipt of the distribution.

                                   ARTICLE VI
                             CATCH-UP CONTRIBUTIONS

Catch-up Contributions. Unless otherwise elected in Section 2.4 of this amendment, all employees who are eligible to make elective deferrals under this plan and who have attained age 50 before the close of the plan year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Section 414(v) of the Code. Such catch-up contributions shall not be taken into account for purposes of the provisions of the plan implementing the required limitations of Sections 402(g) and 415 of the Code. The plan shall not be treated as failing to satisfy the provisions of the plan implementing the requirements of Section 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of the Code, as applicable, by reason of the making of such catch-up contributions.

                                   ARTICLE VII
                         INCREASE IN COMPENSATION LIMIT

Increase in Compensation Limit. The annual compensation of each participant taken into account in determining allocations for any plan year beginning after December 31, 2001, shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with Section 401(a)(17)(B) of the Code. Annual compensation means compensation during the plan year or such other consecutive 12-month period over which compensation is otherwise determined under the plan (the determination period). If this is a target benefit plan, then except as otherwise elected in Section 2.5 of this amendment, for purposes of determining benefit accruals in a plan year beginning after December 31, 2001, compensation for any prior determination period shall be limited to $200,000. The cost-of-living adjustment in effect for a calendar year applies to annual compensation for the determination period that begins with or within such calendar year.

                                  ARTICLE VIII
                                   PLAN LOANS

Plan loans for owner-employees or shareholder-employees. If the plan permits loans to be made to participants, then effective for plan loans made after December 31, 2001, plan provisions prohibiting loans to any owner-employee or shareholder-employee shall cease to apply.

                                   ARTICLE IX
              LIMITATIONS ON CONTRIBUTIONS (IRC SECTION 415 LIMITS)

9.1 Effective date. This Section shall be effective for limitation years beginning after December 31, 2001.

9.2 Maximum annual addition. Except to the extent permitted under Article VI of this amendment and Section 414(v) of the Code, if applicable, the annual addition that may be contributed or allocated to a participant's account under the plan for any limitation year shall not exceed the lesser of:

     a. $40,000, as adjusted for increases in the cost-of-living under Section 415(d) of the Code, or

     b. 100 percent of the participant's compensation, within the meaning of
     Section 415(c)(3) of the Code, for the limitation year.

     The compensation limit referred to in b. shall not apply to any contribution for medical benefits after separation from service (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an annual addition.

                                    ARTICLE X
                         MODIFICATION OF TOP-HEAVY RULES

10.1 Effective date. This Article shall apply for purposes of determining whether the plan is a top-heavy plan under Section 416(g) of the Code for plan years beginning after December 31, 2001, and whether the plan satisfies the minimum benefits requirements of Section 416(c) of the Code for such years. This Article amends the top-heavy provisions of the plan.

10.2 Determination of top-heavy status.

10.2.1 Key employee. Key employee means any employee or former employee (including any deceased employee) who at any time during the plan year that includes the determination date was an officer of the employer having annual compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code for plan years beginning after December 31, 2002), a 5-percent owner of the employer, or a 1-percent owner of the employer having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of Section 415(c)(3) of the Code. The determination of who is a key employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

10.2.2 Determination of present values and amounts. This Section 10.2.2 shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of employees as of the determination date.

     a. Distributions during year ending on the determination date. The present values of accrued benefits and the amounts of account balances of an employee as of the determination date shall be increased by the distributions made with respect to the employee under the plan and any plan aggregated with the plan under Section 416(g)(2) of the Code during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the plan under Section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "5-year period" for "1-year period."

     b. Employees not performing services during year ending on the determination date. The accrued benefits and accounts of any individual who has not performed services for the employer during the 1-year period ending on the determination date shall not be taken into account.

10.3 Minimum benefits.

10.3.1 Matching contributions. Employer matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Section 416(c)(2) of the Code and the plan. The preceding sentence shall apply with respect to matching contributions under the plan or, if the plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of Section 401(m) of the Code.

10.3.2 Contributions under other plans. The employer may provide, in an addendum to this amendment, that the minimum benefit requirement shall be met in another plan (including another plan that consists solely of a cash or deferred arrangement which meets the requirements of Section 401(k)(12) of the Code and matching contributions with respect to which the requirements of Section 401(m)(11) of the Code are met). The addendum should include the name of the other plan, the minimum benefit that will be provided under such other plan, and the employees who will receive the minimum benefit under such other plan.

                                   ARTICLE XI
                                DIRECT ROLLOVERS

11.1 Effective date. This Article shall apply to distributions made after December 31, 2001.

11.2 Modification of definition of eligible retirement plan. For purposes of the direct rollover provisions of the plan, an eligible retirement plan shall also mean an annuity contract described in Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this plan. The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in Section 414(p) of the Code.

11.3 Modification of definition of eligible rollover distribution to exclude hardship distributions. For purposes of the direct rollover provisions of the plan, any amount that is distributed on account of hardship shall not be an eligible rollover distribution and the distributee may not elect to have any portion of such a distribution paid directly to an eligible retirement plan.

11.4 Modification of definition of eligible rollover distribution to include after-tax employee contributions. For purposes of the direct rollover provisions in the plan, a portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in Section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

                                   ARTICLE XII
                           ROLLOVERS FROM OTHER PLANS

Rollovers from other plans. The employer, operationally and on a nondiscriminatory basis, may limit the source of rollover contributions that may be accepted by this plan.

                                  ARTICLE XIII
                           REPEAL OF MULTIPLE USE TEST

Repeal of Multiple Use Test. The multiple use test described in Treasury Regulation Section 1.401(m)-2 and the plan shall not apply for plan years beginning after December 31, 2001.

                                   ARTICLE XIV
                               ELECTIVE DEFERRALS

14.1 Elective Deferrals - Contribution Limitation. No participant shall be permitted to have elective deferrals made under this plan, or any other qualified plan maintained by the employer during any taxable year, in excess of the dollar limitation contained in Section 402(g) of the Code in effect for such taxable year, except to the extent permitted under Article VI of this amendment and Section 414(v) of the Code, if applicable.

14.2 Maximum Salary Reduction Contributions for SIMPLE plans. If this is a SIMPLE 401(k) plan, then except to the extent permitted under Article VI of this amendment and Section 414(v) of the Code, if applicable, the maximum salary reduction contribution that can be made to this plan is the amount determined under Section 408(p)(2)(A)(ii) of the Code for the calendar year.

                                   ARTICLE XV
                           SAFE HARBOR PLAN PROVISIONS

Modification of Top-Heavy Rules. The top-heavy requirements of Section 416 of the Code and the plan shall not apply in any year beginning after December 31, 2001, in which the plan consists solely of a cash or deferred arrangement which meets the requirements of Section 401(k)(12) of the Code and matching contributions with respect to which the requirements of Section 401(m)(11) of the Code are met.

                                   ARTICLE XVI
                    DISTRIBUTION UPON SEVERANCE OF EMPLOYMENT

16.1 Effective date. This Article shall apply for distributions and transactions made after December 31, 2001, regardless of when the severance of employment occurred.

16.2 New distributable event. A participant's elective deferrals, qualified nonelective contributions, qualified matching contributions, and earnings attributable to these contributions shall be distributed on account of the participant's severance from employment. However, such a distribution shall be subject to the other provisions of the plan regarding distributions, other than provisions that require a separation from service before such amounts may be distributed.

Addendum to EGTRRA Amendment to the Prudential Retirement Services Defined Contribution Plan and Trust

The following should be added to item 2.4 of the EGTRRA Amendment to the Prudential Retirement Services Defined Contribution Plan and Trust:

Employer Matching Contributions. The plan permits Employer Matching Contributions for catch-up contributions (Article VI of EGTRRA Amendment) unless the option below is elected.

          [ ] The plan does not permit Employer Matching Contributions for catch-up contributions to be made.

Except with respect to any election made to the above, this amendment is hereby adopted by the prototype sponsor on behalf of all adopting employers on January 1, 2002.

Sponsor Name: Prudential Retirement Services


By: /s/ Kathryn A. Maloney,
    ---------------------------------
    Assistant Secretary

NOTE: THE EMPLOYER ONLY NEEDS TO EXECUTE THIS AMENDMENT IF AN ELECTION HAS BEEN MADE IN ARTICLE II OF THIS AMENDMENT, OR IF THE EMPLOYER ADOPTS THE ABOVE ADDENDUM TO NOT PERMIT EMPLOYER MATCHING CONTRIBUTIONS FOR CATCH-UP CONTRIBUTIONS.

This amendment has been executed this ______1st________ day of _________December_____________, __2005__.

Name of Employer: AMICAS, Inc.


By: /s/ Joseph D. Hill
    ---------------------------------
    EMPLOYER

Name of Plan: AMICAS, Inc. 401(k) Retirement Savings Plan

                                 401(A)(9) MODEL
                                AMENDMENT TO THE

                   AMICAS, INC. 401(K) RETIREMENT SAVINGS PLAN

401(A)(9) - SPONSOR

                 MODEL AMENDMENT 2 - DEFINED CONTRIBUTION PLANS
                        MINIMUM DISTRIBUTION REQUIREMENTS

                                  ARTICLE 10.7
                            SECTION 1. GENERAL RULES

1.1 Effective Date. Unless an earlier effective date is specified in the adoption agreement, the provisions of this article will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year.

1.2 Coordination with Minimum Distribution Requirements Previously in Effect. If the adoption agreement specifies an effective date of this article that is earlier than calendar years beginning with the 2003 calendar year, required minimum distributions for 2002 under this article will be determined as follows. If the total amount of 2002 required minimum distributions under the Plan made to the distributee prior to the effective date of this article equals or exceeds the required minimum distributions determined under this article, then no additional distributions will be required to be made for 2002 on or after such date to the distributee. If the total amount of 2002 required minimum distributions under the Plan made to the distributee prior to the effective date of this article is less than the amount determined under this article, then required minimum distributions for 2002 on and after such date will be determined so that the total amount of required minimum distributions for 2002 made to the distributee will be the amount determined under this article.

1.3 Precedence. The requirements of this article will take precedence over any inconsistent provisions of the Plan.

1.4 Requirements of Treasury Regulations Incorporated. All distributions required under this article will be determined and made in accordance with the Treasury regulations under Section 401(a)(9) of the Internal Revenue Code.

1.5 TEFRA Section 242(b)(2) Elections. Notwithstanding the other provisions of this article, distributions may be made under a designation made before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Plan that relate to Section 242(b)(2) of TEFRA.

                                    SECTION 2
                         TIME AND MANNER OF DISTRIBUTION

2.1 Required Beginning Date. The Participant's entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant's required beginning date.

2.2 Death of Participant Before Distributions Begin. If the Participant dies before distributions begin, the Participant's entire interest will be distributed, or begin to be distributed, no later than as follows:

     (a) If the Participant's surviving spouse is the Participant's sole designated beneficiary, then, except as provided in the adoption agreement, distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later.

     (b) If the Participant's surviving spouse is not the Participant's sole designated beneficiary, then, except as provided in the adoption agreement, distributions to the designated beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

     (c) If there is no designated beneficiary as of September 30 of the year following the year of the Participant's death, the Participant's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

     (d) If the Participant's surviving spouse is the Participant's sole designated beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this Section 2.2, other than Section 2.2(a), will apply as if the surviving spouse were the Participant.

     For purposes of this Section 2.2 and Section 4, unless Section 2.2(d) applies, distributions are considered to begin on the Participant's required beginning date. If Section 2.2(d) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under Section 2.2(a). If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant's required beginning date (or to the Participant's surviving spouse before the date distributions are required to begin to the surviving spouse under Section 2.2(a)), the date distributions are considered to begin is the date distributions actually commence.

2.3 Forms of Distribution. Unless the Participant's interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the required beginning date, as of the first distribution calendar year distributions will be made in accordance with Section 3 and 4 of this article. If the Participant's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Section 401(a)(9) of the Code and the Treasury regulations.

                                    SECTION 3
          REQUIRED MINIMUM DISTRIBUTIONS DURING PARTICIPANT'S LIFETIME

3.1 Amount of Required Minimum Distribution For Each Distribution Calendar Year. During the Participant's lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of:

     (a) the quotient obtained by dividing the Participant's account balance by the distribution period in the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant's age as of the Participant's birthday in the distribution calendar year; or

     (b) if the Participant's sole designated beneficiary for the distribution calendar year is the Participant's spouse, the quotient obtained by dividing the Participant's account balance by the number in the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant's and spouse's attained ages as of the Participant's and spouse's birthdays in the distribution calendar year.

3.2 Lifetime Required Minimum Distributions Continue Through Year of Participant's Death. Required minimum distributions will be determined under this Section 3 beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the Participant's date of death.

                                    SECTION 4
            REQUIRED MINIMUM DISTRIBUTIONS AFTER PARTICIPANT'S DEATH

4.1  Death On or After Date Distributions Begin.

     (a) Participant Survived by Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant's designated beneficiary, determined as follows:

          (1) The Participant's remaining life expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

          (2) If the Participant's surviving spouse is the Participant's sole designated beneficiary, the remaining life expectancy of the surviving spouse is calculated for each distribution calendar year after the year of the Participant's death using the surviving spouse's age as of the spouse's birthday in that year. For distribution calendar years after the year of the surviving spouse's death, the remaining life expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse's birthday in the calendar year of the spouse's death, reduced by one for each subsequent calendar year.

          (3) If the Participant's surviving spouse is not the Participant's sole designated beneficiary, the designated beneficiary's remaining life expectancy is calculated using the age of the beneficiary in the year following the year of the Participant's death, reduced by one for each subsequent year.

     (b) No Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is no designated beneficiary as of September 30 of the year after the year of the Participant's death, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the Participant's remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

4.2  Death Before Date Distributions Begin.

     (a) Participant Survived by Designated Beneficiary. Except as provided in the adoption agreement, if the Participant dies before the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the remaining life expectancy of the Participant's designated beneficiary, determined as provided in Section 4.1.

     (b) No Designated Beneficiary. If the Participant dies before the date distributions begin and there is no designated beneficiary as of September 30 of the year following the year of the Participant's death, distribution of the Participant's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

     (c) Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin. If the Participant dies before the date distributions begin, the Participant's surviving spouse is the Participant's sole designated beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under Section 2.2(a), this
     Section 4.2 will apply as if the surviving spouse were the Participant.

                                    SECTION 5
                                   DEFINITIONS

5.1 Designated beneficiary. The individual who is designated as the Beneficiary under Section 22.46 of the Plan and is the designated beneficiary under
     Section 401(a)(9) of the Internal Revenue Code and Section 1.401(a)(9)-1, Q&A-4, of the Treasury regulations.

5.2 Distribution calendar year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's required beginning date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin under Section
     2.2. The required minimum distribution for the Participant's first distribution calendar year will be made on or before the Participant's required beginning date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Participant's required beginning date occurs, will be made on or before December 31 of that distribution calendar year.

5.3 Life expectancy. Life expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury regulations.

5.4 Participant's account balance. The account balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

5.5  Required beginning date. The date specified in Section 22.166 of the Plan.

                               ADOPTION AGREEMENT

(Check and complete section 1 below if any required minimum distributions for the 2002 distribution calendar year were made in accordance with the Section 401(a)(9) Final and Temporary Regulations.)

Section 1. Effective Date of Plan Amendment for Section 401(a)(9) Final and Temporary Treasury Regulations.

     N/A. ARTICLE N/A, Minimum Distribution Requirements, applies for purposes of determining required minimum distributions for distribution calendar years beginning with the 2003 calendar year, as well as required minimum distributions for the 2002 distribution calendar year that are made on or after N/A.

(Check and complete any of the remaining sections if you wish to modify the rules in sections 2.2 and 4.2 of Article 10.7 of the plan.)

Section 2. Election to Apply 5-Year Rule to Distributions to Designated Beneficiaries.

     N/A. If the Participant dies before distributions begin and there is a designated beneficiary, distribution to the designated beneficiary is not required to begin by the date specified in section 2.2 of Article N/A of the Plan, but the Participant's entire interest will be distributed to the designated beneficiary by December 31 of the calendar year containing the fifth anniversary of the Participant's death. If the Participant's surviving spouse is the Participant's sole designated beneficiary and the surviving spouse dies after the Participant but before distributions to either the Participant or the surviving spouse begin, this election will apply as if the surviving spouse were the Participant.

          This election will apply to:

          [N/A] All distributions.

          [N/A] The following distributions: N/A.

Section 3. Election to Allow Participants or Beneficiaries to Elect 5-Year Rule.

     X Participants or beneficiaries may elect on an individual basis whether the 5-year rule or the life expectancy rule in sections 2.2 and 4.2 of
     Article 10.7 of the plan applies to distributions after the death of a participant who has a designated beneficiary. The election must be made no later than the earlier of September 30 of the calendar year in which distribution would be required to begin under section 2.2 of Article 10.7 of the plan, or by September 30 of the calendar year which contains the fifth anniversary of the participant's (or, if applicable, surviving spouse's) death. If neither the participant nor beneficiary makes an election under this paragraph, distributions will be made in accordance with sections 2.2 and 4.2 of Article 10.7 of the plan and, if applicable, the elections in section 2 above.

Section 4. Election to Allow Designated Beneficiary Receiving Distributions Under 5-Year Rule to Elect Life Expectancy Distributions.

     X A designated beneficiary who is receiving payments under the 5-year rule may make a new election to receive payments under the life expectancy rule until December 31, 2003, provided that all amounts that would have been required to be distributed under the life expectancy rule for all distribution calendar years before 2004 are distributed by the earlier of December 31, 2003 or the end of the 5-year period.

Except with respect to any amendments made by the Employer to this adoption agreement, this amendment is hereby adopted by the prototype sponsoring organization on behalf of all adopting employers on

[SPONSOR'S SIGNATURE AND ADOPTION DATE ARE ON FILE WITH SPONSOR]

               MODEL PLAN AMENDMENT 3--DEFINED CONTRIBUTION PLANS
                  CAFETERIA PLAN (SECTION 125) MODEL AMENDMENT

Article 22.197(d). TOTAL COMPENSATION

The following is a model amendment that a sponsor of a qualified plan may choose to adopt if the sponsor maintains a health program in conjunction with a Section 125 arrangement but permits an employee to elect cash in lieu of group health coverage only if the employee is able to certify that he or she has other health coverage. The use of this amendment will generally also apply to the definition of compensation for purposes of Code Section 414(s) unless the plan otherwise specifically excludes-all amounts described in Section 414(s)(2).

A pre-approved plan (that is, a master or prototype or volume submitter plan) may be amended by the document's sponsor to use the alternative definition of compensation to the extent authorized. Alternatively, adopting employers may adopt a plan amendment as an addendum to the plan or adoption agreement. The inclusion of the model plan amendment below in an addendum to a plan adopted to comply with EGTRRA will not cause a pre-approved plan to be treated as an individually designed plan. A plan sponsor that adopts the model amendment verbatim (or with only minor changes) will have reliance that the form of its plan satisfies the requirements of this revenue ruling, and the adoption of such an amendment will not adversely affect the plan sponsor's or the adopting employer's reliance on a favorable determination, opinion or advisory letter.

1. Effective date. This section 22.197(d) shall apply to plan years and limitation years beginning on and after January 1, 2002.

2.   For purposes of the definition of compensation under sections 22.102 and
     22.197 amounts under Section 125 include any amounts not available to a participant in cash in lieu of group health coverage because the participant is unable to certify that he or she has other health coverage. An amount will be treated as an amount under Section 125 only if the Employer does not request or collect information regarding the participant's other health coverage as part of the enrollment process for the health plan.

Except with respect to any amendments made by the Employer to this adoption agreement, this amendment is hereby adopted by the prototype sponsoring organization on behalf of all adopting employers on

[SPONSOR'S SIGNATURE AND ADOPTION DATE ARE ON FILE WITH SPONSOR]

                                 TRUST AGREEMENT

                                  Establishing

                                       the

               AMICAS, INC. 401 (k) RETIREMENT SAVINGS PLAN TRUST

                                 by and between

                                  AMICAS, INC.

                                       and

                          PRUDENTIAL BANK & TRUST, FSB

                          PRUDENTIAL BANK & TRUST, FSB

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Section 1  Establishment of Trust                                             1
Section 2  General Duties of the Employer; Indemnification                    1
Section 3  General Duties of Trustee                                          2
Section 4  Power and Duties of Trustee with Respect to Trust Fund             2
Section 5  Payment of Taxes                                                   3
Section 6  Disbursement of Trust Funds                                        3
Section 7  Expenses and Compensation of Trustee                               3
Section 8  Expenses of the Plan and Trust Fund                                4
Section 9  Accounts of Trustee                                                4
Section 10 Resignation, Removal and Substitution of Trustee                   4
Section 11 Amendment and Termination of Trust                                 4
Section 12 Miscellaneous Provisions                                           5
Exhibit A  Schedule of Trust Assets                                           7

                          PRUDENTIAL BANK & TRUST, FSB

          THIS TRUST AGREEMENT is made by and between AMICAS, Inc., (hereinafter called the "Employer"), and Prudential Bank & Trust, FSB, a federal savings bank with its principal office and place of business in the City of Hartford, Connecticut (hereinafter called the "Trustee").

                                   WITNESSETH:

          WHEREAS, the Employer has established or adopted for its eligible employees the AMICAS, Inc. 401 (k) Retirement Savings Plan, (hereinafter called the "Plan") and serves as the Plan administrator and named fiduciary; and

          WHEREAS, the Employer desires the Trustee to hold Plan funds and the Trustee is willing to hold such funds pursuant to the terms of this Trust Agreement;

          NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto do hereby mutually declare and agree as follows:

          Section 1: Establishment of Trust.

          (a) In order to carry out the purposes of the Plan, the Employer hereby creates and establishes a trust to be known as the AMICAS, Inc. 401(k) Retirement Savings Plan Trust (hereinafter called the "Trust" or "Trust Fund"). The Trustee accepts this Trust and agrees to act as Trustee hereunder, but only on the terms and conditions set forth in this Trust Agreement. Subject to the terms and conditions of this Trust Agreement, all right, title and interest in and to the estate of the Trust Fund shall be vested exclusively in the Trustee. This Trust shall be effective on December 1, 2005 or, if later, the date executed on behalf of the Trustee.

          (b) The Trust Fund shall include only those assets which the Trustee accepts and which are identified on Exhibit A. Only assets actually received by the Trustee will become part of the Trust Fund. The Employer acknowledges and agrees that it is responsible for effectuating the transfer of any assets held by a prior trustee or custodian to the Trustee. All assets so received, together with the income therefrom and any other increment thereon, shall be held by the Trustee pursuant to the terms of this Trust Agreement without distinction between principal and income and without liability for the payment of interest thereon.

          Section 2: General Duties of the Employer: Indemnification.

          (a) The Employer shall control and manage the operation of the Plan. The Employer shall be responsible for determining benefit rights under the Plan, instructing the Trustee in the disbursement of benefits, investment management, soliciting stock voting instructions from participants, directing the Trustee in voting proxies and performing those plan administration functions specified in the Plan.

          (b) The Employer shall act as custodian with respect to promissory notes, mortgages and related documents given in connection with Plan loans, if any, and the Employer or its delegate shall hold in safekeeping all such promissory notes, mortgages and related documents.

          (c) The Trustee shall be fully protected and shall incur no liability in acting in reliance upon the instructions or directions of the Employer, or any delegate of the Employer. In addition, the Trustee shall be entitled to rely on directions given by a Plan participant, where the Plan provisions permit such direction. Any reference herein to directions or instructions from the Employer shall include directions or instructions from any delegate of the Employer or from a Plan participant, where the Plan provisions permit such direction.


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                          PRUDENTIAL BANK & TRUST, FSB

          (d) The Employer shall indemnify and hold harmless the Trustee from and against any and all claims, losses, damages, expenses (including reasonable counsel fees) and liabiiity to which the Trustee may be subject by reason of any act done or omitted to be done, except where the same is finally adjudicated to be due to the negligence or willful misconduct of the Trustee.

          (e) In addition to and in no way in limitation of the indemnification of paragraph (d), the Employer hereby agrees to indemnify and hold harmless the Trustee from and against any claims, losses, damages, expenses (including reasonable counsel fees) and liability to which the Trustee may be subject by reason of any act or omission of any prior, subsequent or existing trustee of the Plan.

          Section 3: General Duties of Trustee.

          (a) The Trustee shall receive, hold, manage, invest and reinvest the Trust Fund pursuant to the provisions of this Section and Section 4 in accordance with the directions of the Employer. The Trustee shall take no action except pursuant to directions received by it from the Employer, and shall have no duty to determine any facts or the propriety of any action taken or omitted by it in good faith pursuant to instructions from such persons.

          (b) The Trustee shall be responsible only for such assets as are actually received by it as Trustee hereunder. The Trustee shall have no duty or authority to ascertain whether any contributions should be made to it pursuant to the Plan or to bring any action to enforce any obligation to make any such contribution, nor shall it have any responsibility concerning the amount of any contribution or the application of the Plan's contribution formula.

          (c) The duties and obligations of the Trustee hereunder shall be limited to those expressly imposed upon it by this Trust Agreement notwithstanding any reference herein to the Plan, and no further duties or obligations of the Trustee, such as a duty to value Plan investments, determine the prudence of any Plan investment, or diversify Plan investments, shall be implied. The Trustee shall not be liable in discharging its duties hereunder if it acts in good faith and in accordance with the terms of this Trust Agreement and in accordance with applicable Federal or state laws, rules and regulations.

          To the extent provided by ERISA, the Trustee shall have no responsibilities, duties and obligations with respect to any assets not held under this Trust and not identified in Exhibit A, even if those assets are held as assets of the Plan under a separate trust agreement. Any duties and obligations arising from such assets shall be solely those of the trustees named in such separate trust agreement, or, in the event no such separate trust exists, the plan sponsor.

          Section 4: Power and Duties of Trustee with Respect to Trust Fund. The Trustee shall have the following powers and duties regarding the Trust Fund:

          (a) To hold title to the assets of the Trust Fund, which may include entering into depository arrangements for the safekeeping of records relevant to the ownership of such assets with any bank or banks as the Trustee may choose. Without limiting the generality of the foregoing, the Employer specifically directs the Trustee to appoint, and the Trustee hereby appoints the Employer or its delegate to act as custodian with respect to promissory notes, mortgages and related documents given in connection with Plan loans, if any.

          (b) To invest the assets of the Trust Fund in such investment vehicles as directed by the Employer, including Plan loans made to participants, and annuity or insurance contracts issued by affiliates of the Trustee, in accordance with directions received from the Employer, and to agree to amendments to such annuity or insurance contracts, as directed by the Employer. The Trustee shall have no duty or responsibility to determine the appropriateness of any plan


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                          PRUDENTIAL BANK & TRUST, FSB
investment, or to cause such investments to be changed. Notwithstanding any other provision of this Agreement, all notices, proposed contract amendments, rate or fee changes or other communications regarding all group annuity contracts that are assets of the Plan, including any group annuity contract issued by an affiliate of the Trustee, will be sent directly by the issuer of the contract to the Employer or forwarded by the Trustee to the Employer, and the Trustee shall act on behalf of the Plan with respect to any such notice, proposed amendment, change or other communication only in accordance with the written direction of the Employer. Any rights of a contractholder under any such group annuity contract to discontinue, amend or otherwise modify the contract shall be exercised only upon the specific written direction of the Employer to the issuer of the contract or by the Trustee at the Employer's specific written direction.

          (c) To make transfers among investment vehicles or disbursements from the Trust Fund as directed by the Employer. The Trustee shall be entitled to rely on such direction, and shall have no responsibility to ascertain whether the Plan permits such a transfer or disbursement.

          (d) To delegate to third parties, including affiliates of the Trustee, any or all of its duties hereunder, including recordkeeping, reporting, and proxy voting. Also, the Trustee may utilize the services of outside custodians to hold on the Trustee's behalf any Plan assets invested in securities.

          (e) To vote securities proxies as directed by the Employer, or by another named fiduciary or investment manager designated by the Employer. The Trustee shall not be responsible, however, for providing securities proxy tabulation services. With respect to Employer Stock, the Trustee acknowledges that proxies will be voted in accordance with the direction of Plan participants, as communicated to the Trustee by the proxy tabulation service. The trustee shall vote any unvoted shares in the same proportion as the shares voted by Plan participants, but will confirm this methodology with the Employer before recording the final vote. If the terms of the Plan change, and "pass-through" voting of proxies for Employer Stock is no longer operative, the Employer shall direct the Trustee regarding the voting of such proxies.

          Section 5: Payment of Taxes. The Trustee shall pay out of the Trust Fund income taxes and other taxes of any and all kinds levied or assessed under existing or future laws against the Trust Fund, or against any person with an interest in the Trust Fund.

          Section 6: Disbursement of Trust Funds.

          (a) Upon receipt of written direction of the Employer, the Trustee shall make payments from the Trust Fund to such persons or direct its affiliate that is providing recordkeeping services to make such payments from an annuity contract listed on Exhibit A, in such manner and in such amounts as the Employer shall direct in writing, and amounts paid pursuant to such direction shall no longer constitute a part of the Trust Fund. Notwithstanding the foregoing, the Employer expressly reserves the right to provide direction directly to the affiliate of the Trustee providing recordkeeping services regarding payments of Plan benefits or other disbursements.

          (b) At no time prior to the satisfaction of all liabilities with respect to participants and beneficiaries under this Trust shall any part of the corpus or income of the Trust Fund be used for, or diverted to, purposes other than for the exclusive benefit of plan participants or beneficiaries. Except as provided in the Plan, the assets of the Trust Fund shall never inure to the benefit of the Employer and shall be held for the exclusive purpose of providing benefits to


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                          PRUDENTIAL BANK & TRUST, FSB
participants in the Plan and their beneficiaries, and defraying reasonable expenses of administering the Plan.

          Section 7: Expenses and Compensation of Trustee. The Trustee shall be compensated in accordance with the fee schedule provided to the Employer. In addition the Trustee shall be paid its reasonable expenses, including reasonable expenses of counsel and other agents employed by the Trustee, incurred in conjunction with the administration of the Trust Fund. If the Trustee proposes an amended fee schedule and the Employer fails to object thereto within ninety
(90) days of its receipt, the amended fee schedule shall be deemed accepted by the Employer.

          Section 8: Expenses of the Plan and Trust Fund. If permitted by the Plan, the reasonable expenses relating to the Plan and Trust Fund shall be paid by the Trust, except to the extent paid by the Employer. Such expenses shall include, without limitation, actuarial, investment management, accounting, legal and Trust expenses.

          Section 9: Accounts of the Trustee. The Trustee has accepted this Trust on the condition that the Employer has entered or is entering into a service agreement with an affiliate of the Trustee whereby an affiliate of the Trustee will provide recordkeeping services for all Plan assets held pursuant to this Trust Agreement. The Trustee shall be required to forward to the Employer, or require an affiliate of the Trustee to forward to the Employer, the recordkeeping reports and related financial information provided by an affiliate of the Trustee, but the Trustee shall not otherwise be required to provide Trust accounts.

          Section 10: Resignation. Removal and Substitution of Trustee.

          (a) The Trustee may resign at any time by giving at least 30 days' written notice to the Employer (unless the Employer deems notice of a shorter duration to be adequate). The Employer may remove the Trustee at any time by giving at least 30 days' written notice to the Trustee (unless the Trustee deems notice of a shorter duration to be adequate).

          (b) The Trustee's service pursuant to this Agreement is conditioned upon the existence of one or more contracts between the Employer or the Plan (or the Trustee on behalf of the Employer or the Plan) and a subsidiary or affiliate of Prudential Financial, Inc. providing a funding medium for the Plan or providing for full Plan recordkeeping services. In the event the contract providing a funding medium or providing for recordkeeping services is discontinued or terminated, this Agreement shall be terminated as well with no further notice from either party to the other as of the date of discontinuance or termination of the contract providing a funding medium or providing for recordkeeping services.

          (c) Any successor trustee hereunder may be either a corporation authorized and empowered to exercise trust powers or may be one or more individuals.

          (d) Upon the appointment of a successor trustee, the resigning or removed Trustee shall execute, acknowledge and deliver all documents and written instruments necessary to transfer and deliver the Trust Fund and all rights and privileges therein to the successor trustee. Upon the appointment of a successor trustee, the resigning and removed Trustee shall be discharged from further accountability for the Trust Fund, and shall be under no further duty, obligation or responsibility for the disposition by such successor trustee of the Trust Fund or any part thereof.


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                          PRUDENTIAL BANK & TRUST, FSB

          Section 11: Amendment and Termination of Trust.

          (a) The Employer and the Trustee may mutually agree at any time to amend this Trust Agreement and the Trust created hereby to any extent deemed advisable. No amendment to this Trust Agreement shall be effective unless mutually agreed to in writing by the Employer and the Trustee; provided, however, that Trustee's fee schedule may be amended as provided in Section 7.

          (b) The Employer may at any time revoke this Trust Agreement and terminate the Trust hereby created. Such revocation and termination shall become effective upon receipt by the Trustee or its delegate of a written instrument of such revocation and termination executed by the Employer. Upon such termination, disposition of the assets of the Trust Fund shall be governed by the terms of the Plan; provided, however, that the Trustee shall not distribute any portion of the Trust Fund after such termination unless the Employer first obtains a determination from the Internal Revenue Service that such termination will not affect adversely the qualified status of the Plan. In lieu of an Internal Revenue Service determination, assets of the Trust Fund may be distributed if the Employer agrees in writing with the Trustee to indemnify the Trust Fund for any taxes or other penalties which may be assessed against it as a result of such termination or agrees to provide a bond to secure payment of any such taxes or penalties.

          Section 12: Miscellaneous Provisions.

          (a) This Trust Agreement and the Trust hereby created shall be governed, construed, administered and regulated in all respects under the law of the United States and the State of Connecticut.

          (b) The titles of the Sections in this Trust Agreement are for convenience of reference only and in case of any conflict, the text of this instrument, rather than such titles, shall control.

          (c) In case any provisions of this Trust Agreement shall be held illegal or invalid for any reason, their illegality or invalidity shall not affect the remaining parts of this Trust Agreement, and this Trust Agreement shall be construed and enforced as if the illegal and invalid provisions had never been a part of the Trust Agreement.

          (d) This Trust Agreement may be executed in any number of counterparts, each of which shall be deemed an original. The counterparts shall constitute one and the same instrument and may be sufficiently evidenced by any one counterpart.

          (e) This Trust Agreement shall be binding upon the respective successors and assigns of the Employer and the Trustee.

          (f) Neither the gender nor the number (singular or plural) of any word shall be construed to exclude another gender or number when a different gender or number would be appropriate.

          (g) In the event of any conflict between provisions of the Plan and those of this Trust Agreement, this Trust Agreement shall prevail. Provisions in other documents, including but not limited to plan documents, group annuity contracts, and/or service agreements, that might otherwise reflect the powers, duties, and responsibilities of the Trustee, shall in no way supersede or replace any of the provisions contained in this Trust Agreement. This Trust Agreement shall constitute the entire agreement between the Employer/Plan Administrator and the Trustee.

          (h) Communications to the Trustee shall be sent to the Trustee's principal offices or such address as the Trustee may specify in writing. No communication shall be binding upon the Trustee until it is received by the Trustee or its delegate. Communications to the Employer shall

                          PRUDENTIAL BANK & TRUST, FSB
be sent to the Employer's principal offices or such address as the Employer may specify in writing.


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

     IN WITNESS WHEREOF, this Trust Agreement has been executed on the dates indicated below. The persons executing this Trust Agreement represent that they are duly authorized to do so.

Witness:                                AMICAS, INC.


/s/ Adam Schauer                        By /s/ Joseph D. Hill
-------------------------------------      -------------------------------------
                                        Title Chief Financial Officer
                                        Date December 1, 2005


Witness:                                PRUDENTIAL BANK & TRUST, FSB


                                        By /s/ Michael G. Williamson
                                           -------------------------------------
                                        Title Chief Trust Officer
                                        Date December 5, 2005


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                          PRUDENTIAL BANK & TRUST, FSB

                                   EXHIBIT A

                            SCHEDULE OF TRUST ASSETS

1.   Group Annuity contract GA-39533, issued by an affiliate of the Trustee.

2. Plan assets invested in investment options offered through an affiliate of the Trustee as designated in the Investment Selection Questionnaire, and any subsequent amendment thereto, executed by an authorized representative of the Employer.

3. Promissory notes given in connection with loans to Plan participants and beneficiaries.

4. The Trustee agrees to accept Employer Stock as a Trust asset with the Employer's understanding and approval that the Employer Stock will be held by Prudential Investment Management Services LLC (PIMS) (the "Custodian"), pursuant to and subject to the terms and conditions of a Master Custody Agreement between the Trustee and the Custodian. The Employer also understands and approves that it shall be charged the custodial fee then in effect under this Trust Agreement for each custodial account that is required to be opened on its behalf with PIMS.


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                          PRUDENTIAL BANK & TRUST, FSB